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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant	Filed by a Party other than the Registrant

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Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

Hospitality Properties Trust

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2019 Annual Meeting
of Shareholders and Proxy Statement

Thursday, June 13, 2019 at 9:30 a.m., Eastern time

Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458

Business at a Glance

HOSPITALITY PROPERTIES TRUST

$10.1 Billion Investment in Real Estate	**326** Hotels **199** Travel Centers **525** Properties	**50,543** Hotel Rooms **4,930** Land Acres (travel centers)
45 States, Puerto Rico & Canada	**591%** Total Return Since Inception	**20%** Of Board Comprised of Women

Crowne Plaza Los Angeles Airport

Courtyard Marriott Atlanta (Midtown), GA

HPT's Hotels and Travel Centers are Represented by Nationally Recognized Brands

COURTYARD BY MARRIOTT · MARRIOTT · INTERCONTINENTAL HOTELS & RESORTS · ROYAL SONESTA HOTEL · TravelCenters of America · HYATT PLACE · STAYBRIDGE SUITES AN IHG HOTEL · WYNDHAM HOTELS AND RESORTS · CROWNE PLAZA HOTELS & RESORTS · PETRO Stopping Centers · Radisson HOTELS & RESORTS · CANDLEWOOD SUITES · SONESTA COLLECTION HOTELS • RESORTS • SUITES · Residence INN BY MARRIOTT · Sonesta ES SUITES

Business Highlights

PEER OUTPERFORMANCE

-HPT's total return[1] to shareholders exceeded the SNL U.S. Hotel REIT index by 10.5% for the three year period ended December 31, 2018.

DIVIDEND

-Returned $347 million in dividends to shareholders

-Increased the regular quarterly dividend by $0.01 per share, or 1.9%. This marks the seventh consecutive year that HPT has increased its dividend.

NORMALIZED FFO PER SHARE INCREASES

-Increased Normalized FFO available for common shareholders per share by 3.4% from $3.57 to $3.69.

ACQUISITIONS

-Acquired three hotels in diverse markets for $126.6 million and added these to its Radisson Hotel Group, InterContinental Hotels Group, and Sonesta International agreements for increases in HPT's contractual annual minimum returns equaling eight percent of the purchase price.

REPLENISHING CREDIT SUPPORT

-Replenished security deposits and corporate guarantees by 7.9% or $16.7 million in 2018 resulting in total available credit support of $228 million.

-IMPROVED FINANCING

-HPT extended the maturities and improved pricing on $1.4 billion of credit facilities.

MANAGEMENT & BOARD CHANGE

-HPT appointed John Murray as Managing Trustee.

-HPT appointed Brian Donley as CFO following Mark Kleifges's retirement.

(1) As defined.

LETTER TO OUR SHAREHOLDERS
FROM OUR BOARD OF TRUSTEES

Dear Fellow Shareholders:

              Please join us for our annual meeting on Thursday, June 13, 2019. The business to be conducted at the meeting is explained in the attached Notice of Meeting and Proxy Statement. We believe furnishing these materials over the internet expedites shareholders' receipt of these important materials while lowering cost and reducing the environmental impact of our annual meeting.

              Please be assured that our Board takes seriously our role in the oversight of our Company's long term business strategy, which is the best path to long term value creation for you, our shareholders. We are proud that our total return to shareholders exceeded the SNL US Hotel REIT Index by 10.5% for the three year period ended December 31, 2018. Some highlights of the implementation of our long term business strategy in 2018 were:

      •
      adding three hotels to our property portfolio across three of our managers; and

      •
      extending the maturities of our $1.0 billion credit facility and our $400 million term loan to 2022 and 2023 and reducing the cost of those facilities.

              We have begun what we expect to be a multiyear process of re-examining our fundamental governance policies as we understand that good governance is critical to building and keeping shareholder confidence and to long term value creation. Shareholder engagement and feedback have been critical components of this re-examination. Our initial steps include engaging an executive search consulting firm to help us identify and vet qualified and diverse board candidates so that we can expand and refresh our Board, adopting a proxy access bylaw as supported by a majority of shareholders at last year's annual meeting and asking you to approve an amendment to our Declaration of Trust so that, in addition to having a majority vote standard for uncontested elections, we will have a plurality vote standard for contested elections. We discuss our plans in more detail in the accompanying Proxy Statement.

              We thank you for your investment in Hospitality Properties Trust and for the confidence you put in this Board to oversee your interests in our business.

April 15, 2019

Donna D. Fraiche
John L. Harrington
William A. Lamkin
John G. Murray
Adam D. Portnoy

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS

Thursday, June 13, 2019

9:30 a.m., Eastern time

Two Newton Place, 255 Washington Street, Suite 100
Newton, Massachusetts 02458

ITEMS OF BUSINESS

1.
Elect the Trustee nominees identified in the accompanying Proxy Statement to the Company's Board of Trustees;

2.
Advisory vote to approve executive compensation;

3.
Ratify the appointment of Ernst & Young LLP as independent auditors to serve for the 2019 fiscal year;

4.
Approve an amendment to the Company's Declaration of Trust so that in a contested election our Trustees are elected by a plurality of the votes cast by our shareholders; and

5.
Transact such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.

RECORD DATE

You can vote if you were a shareholder of record as of the close of business on February 28, 2019.

PROXY VOTING

Shareholders as of the record date are invited to attend the 2019 Annual Meeting. If you cannot attend in person, please vote in advance of the 2019 Annual Meeting by using one of the methods described in the accompanying Proxy Statement.

April 15, 2019
Newton, Massachusetts

By Order of the Board of Trustees,
Jennifer B. Clark
 Secretary

Please sign and return the proxy card or voting instruction form or use telephone or internet methods to authorize a proxy in advance of the 2019 Annual Meeting. See the "Proxy Materials and Voting Information" section on page 37 for information about how to authorize a proxy by telephone or internet or how to attend the 2019 Annual Meeting and vote your shares in person.

PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS	32
Audit Fees and All Other Fees	32
Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors	33
Other Information	34
REPORT OF THE AUDIT COMMITTEE	35
PROPOSAL 4: APPROVAL OF AN AMENDMENT TO OUR DECLARATION OF TRUST SO THAT IN A CONTESTED ELECTION OUR TRUSTEES ARE ELECTED BY A PLURALITY OF THE VOTES CAST BY OUR SHAREHOLDERS	36
FREQUENTLY ASKED QUESTIONS	37
RELATED PERSON TRANSACTIONS	42
OTHER INFORMATION	53

PLEASE VOTE

It is very important that you vote to play a part in the future of our Company. The Nasdaq Stock Market LLC (the "Nasdaq") rules do not allow a broker, bank or other nominee who holds shares on your behalf to vote on nondiscretionary matters without your instructions.

PROPOSALS THAT REQUIRE YOUR VOTE

PROPOSAL		MORE INFORMATION	BOARD RECOMMENDATION	VOTES REQUIRED FOR APPROVAL

1	Election of Trustees	Page 12	FOR	Majority of all votes cast
2	Advisory vote to approve executive compensation*	Page 22	FOR	Majority of all votes cast
3	Ratification of independent auditors*	Page 32	FOR	Majority of all votes cast
4	Approval of an amendment to our Declaration of Trust so that in a contested election our Trustees are elected by a plurality of the votes cast by our shareholders	Page 36	FOR	Majority of all votes entitled to be cast

*
Non-binding advisory vote.

You can vote in advance in one of three ways:

via the internet
Visit www.proxyvote.com and enter your 16 digit control number provided in your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form before 11:59 p.m., Eastern time, on June 12, 2019 to authorize a proxy VIA THE INTERNET.
by phone

Call 1-800-690-6903 if you are a shareholder of record and 1-800-454-8683 if you are a beneficial owner before 11:59 p.m., Eastern time, on June 12, 2019 to authorize a proxy BY TELEPHONE. You will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form.
by mail	Sign, date and return your proxy card if you are a shareholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.

If the meeting is postponed or adjourned, these times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting.

PLEASE VISIT: www.proxyvote.com

•
To review and download easy to read versions of our Proxy Statement and Annual Report.

•
To sign up for future electronic delivery to reduce the impact on the environment.

HOSPITALITY PROPERTIES TRUST     2019 Proxy Statement    1

April 15, 2019

PROXY STATEMENT

The Board of Trustees (the "Board") of Hospitality Properties Trust (the "Company," "we," "us" or "our") is furnishing this proxy statement and accompanying proxy card (or voting instruction form) to you in connection with the solicitation of proxies by the Board for the 2019 annual meeting of shareholders of the Company. The meeting will be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on Thursday, June 13, 2019, at 9:30 a.m., Eastern time, and any adjournments or postponements thereof (the "2019 Annual Meeting"). We are first making these proxy materials available to shareholders on or about April 15, 2019.

Only owners of record of common shares of beneficial interest of the Company ("Common Shares") as of the close of business on February 28, 2019, the record date for the meeting, are entitled to notice of, and to vote at, the meeting and at any postponements or adjournments of the meeting. Holders of Common Shares are entitled to one vote for each Common Share held on the record date. On February 28, 2019, there were 164,441,709 Common Shares issued and outstanding.

The mailing address of the Company's principal executive offices is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
2019 ANNUAL MEETING TO BE HELD ON THURSDAY, JUNE 13, 2019.

The Notice of 2019 Annual Meeting, Proxy Statement and Annual Report to Shareholders for the year ended December 31, 2018 are available at www.proxyvote.com.

2    HOSPITALITY PROPERTIES TRUST     2019 Proxy Statement

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Review of Corporate Governance Policies and Shareholder Engagement

In recognition of the relationship between corporate governance and long term performance and as a result of engagement with and feedback from our shareholders, the Board has embarked on a review of the Company's corporate governance principles. The Board expects that corporate governance reform will be a multi-year process and, as it weighs various alternatives, the Board is prioritizing its consideration based on a review of best practices and input from our shareholders. Based on these principles, the Board has established the following priorities and taken the following steps:

  •
  had meaningful engagements with many of our shareholders;

  •
  retained Korn Ferry, a leading executive search consulting firm, to help identify and evaluate candidates to expand and refresh the Board;

  •
  adopted a proxy access bylaw (see page 9); and

  •
  asked shareholders in this Proxy Statement to support an amendment to our Declaration of Trust so that in a contested election our Trustees are elected by a plurality of the votes cast by our shareholders and in an uncontested election our Trustees are elected by a majority of the votes cast by our shareholders (see page 36).

The Board has also instituted a number of complementary mechanisms to allow shareholders to communicate their points of view, including:

  •
  the annual advisory vote to approve executive compensation (see page 22);

  •
  our commitment to thoughtfully consider shareholder proposals submitted to the Company;

  •
  the ability to attend and voice opinions at the annual meeting of shareholders; and

  •
  the ability to direct communications to individual Trustees or the entire Board (see page 10).

As the Board continues on the path to enhanced good governance, we appreciate your support of the Board and these initiatives.

Board Composition, Expansion and Refreshment

We are currently governed by a five member Board of Trustees. Ensuring the Board is comprised of Trustees who bring diverse viewpoints and perspectives, exhibit a variety of skills, professional experience and backgrounds and effectively represent the long-term interests of shareholders is a top priority of the Board and the Nominating and Governance Committee. The Board is actively seeking to expand and refresh its composition for several reasons, including to increase the ratio of Independent Trustees to Managing Trustees, create more skill mix and diversity, ensure a smooth transition if and when a Trustee decides to retire or otherwise leaves the Board or does not receive a majority of shareholder votes cast, ensure that the Board is comprised of individuals with a diverse set of backgrounds, perspectives and skills and allow the Board to retire members who fail to receive a requisite amount of shareholder support. The Board believes that continuity is important to the effective conduct of our business and expects the expansion and refreshment process will take place over several years. To facilitate these efforts, the Board has retained Korn Ferry, a leading executive search and consulting firm, to act as an advisor and to assist the Nominating and Governance Committee in:

  •
  identifying and evaluating potential trustee candidates;

  •
  creating an even playing field among candidates identified regardless of source;

  •
  using the criteria, evaluations and references to prioritize candidates for consideration regardless of source; and

  •
  assisting in attracting and vetting candidates.

HOSPITALITY PROPERTIES TRUST     2019 Proxy Statement    3

THE BOARD BELIEVES THAT ITS MEMBERS SHOULD:

•

exhibit high standards of integrity and ethics;

•

have business acumen, practical wisdom, ability to exercise sound judgment in a congenial manner and be able to make independent analytical inquiries;

•

have a strong record of achievements;

•

have knowledge of the commercial real estate ("CRE") industry and real estate investment trusts ("REITs");

•

be familiar with hospitality and entertainment businesses and management contract and franchise agreement trends;

•

be familiar with travel center, quick service restaurant and truck repair businesses, and related leasing trends;

•

have diverse perspectives, backgrounds and experiences, including professional background, gender, ethnicity and skills; and

•

be committed to serving on the Board over a period of years in order to develop knowledge about the Company's operations and have sufficient time and availability to devote to Board and committee matters.

In addition, the Board has determined that the Board, as a whole, should strive to have the right mix of characteristics and skills necessary to effectively perform its oversight responsibilities. The Board believes that Trustees with one or more of the following professional skills or experiences can assist in meeting this goal:

•

work experience with a proven record of success in his or her field;

•

risk oversight/management expertise;

•

accounting and finance, including a high level of financial literacy and understanding of the impact of financial market trends on the real estate industry;

•

operating business and/or transactional experience;

•

management/leadership experience;

•

knowledge of the Company's historical business activities;

•

familiarity with public capital markets;

•

experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing;

•

service on other public company boards and committees;

•

qualifying as a Managing Trustee in accordance with the requirements of our governing documents; and

•

qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the Securities and Exchange Commission ("SEC") and our governing documents.

The Nominating and Governance Committee and the Board consider the qualifications, characteristics and skills of Trustees and Trustee candidates individually and in the broader context of the Board's overall composition when evaluating potential nominees for election as Trustee. The Nominating and Governance Committee and the Board also expect to ask Korn Ferry to assist in considering the qualifications of, and evaluating, potential nominees.

4    HOSPITALITY PROPERTIES TRUST     2019 Proxy Statement

Summary of Board Experience

	Donna D. Fraiche	John L. Harrington	William A. Lamkin	John G. Murray	Adam D. Portnoy

High level of financial literacy and capital markets experience		X	X	X	X

Operating business experience		X	X	X	X

Commercial real estate or REIT experience	X	X	X	X	X

Familiarity with hospitality and entertainment businesses and management contract and franchise agreement trends.	X	X	X	X	X

Familiarity with travel center, quick service restaurant and truck repair businesses, and related leasing trends.			X	X	X

Management / Leadership experience	X	X	X	X	X

Knowledge of the Company's historical business activities	X	X	X	X	X

Familiarity with public capital markets			X	X	X

Risk oversight/management expertise	X	X	X	X	X

Service on other public company board and committees	X	X	X	X	X

Gender or ethnic diversity	X

Managing Trustee				X	X

Independent Trustee	X	X	X

Key Responsibilities of the Board

Oversight of Strategy	Oversight of Risk	Succession Planning

✓

The Board oversees and monitors strategic planning.

✓

Business strategy is a key focus at the Board level and embedded in the work of Board committees.

✓

Company management is charged with executing business strategy and provides regular performance updates to the Board.

✓

The Board oversees risk management.

✓

Board committees, which meet regularly and report back to the full Board, play significant roles in carrying out the risk oversight function.

✓

Company management is charged with managing risk, through robust internal processes and effective internal controls.

✓

The Board oversees succession planning and talent development for senior executive positions.

✓

The Nominating and Governance Committee makes an annual report to the Board on succession planning.

✓

In the event of a succession, the entire Board may work with the Nominating and Governance Committee, or the Independent Trustees, as applicable, to nominate and evaluate potential successors.

HOSPITALITY PROPERTIES TRUST     2019 Proxy Statement    5

The Board's Role in Oversight of Risk Management

The Board is elected by shareholders to oversee the Company's business and long term strategy. As part of fulfilling its responsibilities, the Board oversees the safeguarding of the Company's assets, the maintenance of appropriate financial and other internal controls and the Company's compliance with applicable laws and regulations. Inherent in these responsibilities is the Board's understanding and oversight of the various risks the Company faces. The Board considers that risks should not be viewed in isolation and should be considered in virtually every business decision and as part of the Company's business strategy.

The Board oversees risk as part of its general oversight of the Company. Oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. The day to day business of the Company is conducted by our manager, The RMR Group LLC ("RMR LLC"), and RMR LLC and the Company's officers and Director of Internal Audit are responsible for incorporating risk management in their activities. The Company's Director of Internal Audit reports to the Audit Committee and provides the Company advice and assistance with the Company's risk management function.

In discharging their oversight responsibilities, the Board and Board committees review regularly a wide range of reports RMR LLC and other service providers provide, including:

  •
  reports on market and industry conditions;

  •
  operating and regulatory compliance reports;

  •
  financial reports;

  •
  reports on risk management activities;

  •
  regulatory and legislative updates that may impact the Company;

  •
  reports on the security of the Company's information technology processes and the Company's data; and

  •
  legal proceedings updates and reports on other business related matters.

The Board and Board committees discuss these matters among themselves and with representatives of RMR LLC, officers of the Company, the Director of Internal Audit, legal counsel, the Company's independent auditors and other professionals, as appropriate.

The Audit Committee takes a leading role in helping the Board fulfill its responsibilities for oversight of the Company's financial reporting, internal audit function, risk management and the Company's compliance with legal and regulatory requirements. The Board and Audit Committee review periodic reports from the Company's independent auditors regarding potential risks, including risks related to the Company's internal control over financial reporting. The Audit Committee also reviews, approves and oversees an internal audit plan developed by the Company's Director of Internal Audit with the goal of helping the Company systematically evaluate the effectiveness of its risk management, control and governance processes on an annual basis. The Audit Committee considers risks relating to cybersecurity, receiving regular reports from management regarding cybersecurity risks and countermeasures being undertaken or considered by the Company, including updates on the internal and external cybersecurity landscape and relevant technical developments. The Audit Committee meets at least quarterly and reports its findings to the Board. The Audit Committee also meets periodically with the Company's Director of Internal Audit to review the results of the Company's internal audits, and directs or recommends to the Board actions or changes it determines appropriate to enhance or improve the effectiveness of the Company's risk management.

The Compensation Committee whose duties are detailed in its charter, among other duties, evaluates the performance of the Company's Director of Internal Audit and RMR LLC's performance under the Company's business and property management agreements, including any perceived risks created by

6    HOSPITALITY PROPERTIES TRUST     2019 Proxy Statement

compensation arrangements. Also, the Compensation Committee and the Board consider that the Company has a share award program that requires share awards to executive officers to vest over a period of years. The Company believes that the use of share awards vesting over time rather than stock options mitigates the incentives for the Company's management to undertake undue risks and encourages management to make longer term and appropriately risk balanced decisions.

It is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for the Company to bear certain risks to achieve its objectives. As a result of the foregoing and other factors, the Company's ability to manage risk is subject to substantial limitations.

To learn more about the risks facing the Company, you can review the matters discussed in Part I, "Item 1A. Risk Factors" and "Warning Concerning Forward Looking Statements" in our Annual Report on Form 10-K for the year ended December 31, 2018 ("Form 10-K"). The risks described in the Form 10-K are not the only risks facing the Company. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect the Company's business, financial condition or results of operations in future periods.

Trustee Independence

Under the corporate governance listing standards of the Nasdaq, the Board must consist of a majority of Independent Trustees. Our governing documents also require that a majority of the Board be Independent Trustees. Under our governing documents, Independent Trustees are Trustees who are not employees of RMR LLC, are not involved in the Company's day to day activities and who meet the qualifications for independence under the applicable rules of the Nasdaq and the SEC.

The Board affirmatively determines whether Trustees have a direct or indirect material relationship with the Company, including the Company's subsidiaries, other than serving as the Company's Trustees or trustees or directors of the Company's subsidiaries. In making independence determinations, the Board observes the Nasdaq and SEC criteria, as well as the criteria set forth in our governing documents. When assessing a Trustee's relationship with the Company, the Board considers all relevant facts and circumstances, not merely from the Trustee's standpoint, but also from that of the persons or organizations with which the Trustee has an affiliation. Based on this review, the Board has determined that Donna D. Fraiche, John L. Harrington and William A. Lamkin currently qualify as independent trustees under applicable Nasdaq and SEC criteria and as Independent Trustees under our governing documents. In making these independence determinations, the Board reviewed and discussed additional information provided by the Trustees and the Company with regard to each of the Trustees' relationships with the Company, RMR Inc. or RMR LLC and the other companies to which RMR LLC or its subsidiaries provide management services. The Board has concluded that none of these three Trustees possessed or currently possesses any relationship that could impair his or her judgment in connection with his or her duties and responsibilities as a Trustee or that could otherwise be a direct or indirect material relationship under applicable Nasdaq and SEC standards.

Executive Sessions of Independent Trustees

Pursuant to the Company's Governance Guidelines, our Independent Trustees are expected to meet at least twice per year in regularly scheduled meetings at which only Independent Trustees are present. Our Independent Trustees also meet separately with the Company's officers, with the Company's Director of Internal Audit and with the Company's independent auditors. The presiding Trustee for purposes of leading Independent Trustee sessions will be the Lead Independent Trustee, unless the Independent Trustees determine otherwise.

HOSPITALITY PROPERTIES TRUST     2019 Proxy Statement    7

Board Leadership Structure

In accordance with our governing documents, the Board is comprised of five Trustees, including three Independent Trustees and two Managing Trustees, and our Board is divided into three classes, with each Trustee of each class elected at an annual meeting of shareholders serving for a term that continues until the third annual meeting of shareholders following his or her election and until his or her successor is elected and qualifies. All Trustees play an active role in overseeing the Company's business both at the Board and committee levels. As set forth in the Company's Governance Guidelines, the core responsibility of our Trustees is to exercise sound, informed and independent business judgment in overseeing the Company and its strategic direction. Our Trustees are skilled and experienced leaders and currently serve or have served as members of senior management in public and private for profit organizations and law firms, and have also served in academia. Our Trustees may be called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of the Company's officers and advisers. The Board is small, which facilitates informal discussions and communication from management to the Board and among Trustees.

Three of our Trustees, including one of our nominees for election at the 2019 Annual Meeting, are independent under the applicable Nasdaq and SEC criteria and our governing documents. All of the members of the Audit Committee, Nominating and Governance Committee and Compensation Committee are independent under the applicable listing requirements and rules of the Nasdaq and other applicable laws, rules and regulations, including those of the SEC. As set forth in our governing documents, two of our Trustees are Managing Trustees, persons who have been employees, officers or directors of RMR LLC or who have been involved in the Company's day to day activities for at least one year prior to his or her election as Trustees.

Lead Independent Trustee

We have a Lead Independent Trustee who is selected annually by the vote of a majority of our Independent Trustees. We do not have a Chairman of the Board. Currently, Mr. Harrington serves as our Lead Independent Trustee. Our Lead Independent Trustee has well-defined, substantive responsibilities that include, among others that may be assigned from time to time:

  •
  presiding at all meetings of the Board at which the Managing Trustees are not present, including executive sessions of the Independent Trustees;

  •
  serving as liaison between the Independent Trustees and the senior management team;

  •
  having the authority to call meetings of the Independent Trustees of the Board;

  •
  assisting the Compensation Committee in its annual evaluation of the performance of the Company's management;

  •
  placing and reviewing items on Board meeting agendas; and

  •
  considering suggestions for agenda items by other Independent Trustees.

Code of Business Conduct and Ethics and Committee Governance

The Board is committed to corporate governance that promotes the long term interests of our shareholders. The Board has established Governance Guidelines that provide a framework for effective governance. The Board regularly reviews developments in corporate governance and updates our Governance Guidelines and other governance materials as it deems necessary and appropriate.

The Company has also adopted a Code of Business Conduct and Ethics (the "Code") to, among other things, provide guidance to our Trustees and officers and RMR LLC, its officers and employees and its parent's and subsidiaries' directors, officers and employees to ensure compliance with applicable laws and regulations.

8    HOSPITALITY PROPERTIES TRUST     2019 Proxy Statement

The Board has an Audit Committee, Compensation Committee and Nominating and Governance Committee. The Audit Committee, Compensation Committee and Nominating and Governance Committee each have adopted a written charter, and reviews its written charter on an annual basis to consider whether any changes are required.

Our corporate governance materials are available for review in the governance section of our website, including our Governance Guidelines, the charter for each Board committee, the Code and information about how to report concerns or complaints about accounting, internal accounting controls or auditing matters and any violations or possible violations of the Code and how to communicate with our Trustees, individually or as a group. To access these documents on the Company's website visit www.hptreit.com.

Vote Standard for Election of Trustees

In uncontested elections our Trustees are elected by a majority of the votes cast by our shareholders. If the amendment to our Declaration of Trust described in Proposal 4 is approved by our shareholders, in contested elections (i.e. elections in which the number of nominees standing for election as Trustees exceeds the number of Trustees to be elected at the meeting) our Trustees will be elected by a plurality of the votes cast by our shareholders. In the event of a failure to re-elect an incumbent Trustee at an annual meeting of our shareholders, Maryland law provides that the incumbent Trustee will hold over and continue to serve as a Trustee until the election and qualification of his or her successor or his or her earlier resignation, death or removal. If such an incumbent Trustee resigns, the Board of Trustees may elect a person to fill the vacancy created by such resignation and to serve the full term of the class of Trustees to which he or she was elected and until the election and qualification of his or her successor.

Adoption of Proxy Access Bylaw

In April 2019, in response to the vote of our shareholders at our 2018 annual meeting of shareholders and after extensive analysis and shareholder engagement, the Nominating and Governance Committee recommended, and the Board adopted, a proxy access bylaw pursuant to which a shareholder, or a group of up to 20 shareholders, owning at least three percent of the outstanding Common Shares continuously for at least three years, may nominate and include in the Company's proxy materials for an annual meeting Trustee nominees constituting up to the greater of two nominees or 20% of the number of Trustees on the Board that holders of our Common Shares are entitled to elect, provided that for so long as the Company has a classified Board of less than nine Trustees, such number of Trustee nominees will be reduced so that for any annual meeting it does not exceed one-half of the number of Trustees to be elected at the meeting as noticed by the Company rounded down to the nearest whole number (but not rounded down as a result of this proviso to less than one). Shareholders making such a nomination and their nominees must also satisfy the informational, documentation and other requirements specified by Section 2.18 of our Bylaws.

Nominations for Trustees

The Nominating and Governance Committee is responsible for identifying and evaluating nominees for Trustee and for recommending to the Board nominees for election at each annual meeting of shareholders. The Nominating and Governance Committee may consider candidates suggested by the Company's Trustees, officers or shareholders or by others. Shareholders who would like to recommend a nominee for the position of Trustee should submit their recommendations in writing by mail to the Chair of the Nominating and Governance Committee, c/o Hospitality Properties Trust, Secretary, at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@hptreit.com. Any such recommendation shall include a description of the candidate's qualifications for Board service, the candidate's written consent to be considered for nomination and to serve if nominated and elected, as well as the addresses and telephone numbers for contacting the shareholder and the candidate for more information. The Nominating and Governance Committee may request additional information about the shareholder recommended nominee or about the shareholder

HOSPITALITY PROPERTIES TRUST     2019 Proxy Statement    9

recommending the nominee. Recommendations by shareholders will be considered by the Nominating and Governance Committee in its discretion using the same criteria as other candidates it considers.

As noted above, a shareholder, or a group of up to 20 shareholders, owning at least three percent of the outstanding Common Shares continuously for at least three years may utilize our proxy access bylaw to nominate and include in the Company's proxy materials Trustee candidate(s) for election at an annual meeting of shareholders provided that the shareholder(s) and the nominee(s) satisfy the informational, documentation and other requirements specified by Section 2.18 of our Bylaws.

Shareholders seeking to nominate one or more individuals as a Trustee candidate without relying on our proxy access bylaw shall comply with the advance notice requirements for shareholder nominations set forth in Section 2.14 of our Bylaws, which include, among other things, requirements as to the proposing shareholder's timely delivery of advance notice, continuous requisite ownership of Common Shares and submission of specified documentation and information.

Communications with the Board

The Board has established a process to facilitate communication by shareholders and other interested parties with Trustees. Communications should be addressed to Trustees in care of the Secretary, Hospitality Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@hptreit.com.

Sustainability

Our business strategy incorporates and values environmental sustainability principles. We seek to operate our properties in a manner that improves the environmental efficiency of their operations. We regularly consider ways to improve our internal culture and the communities in which we operate. Our environmental sustainability and community engagement strategies are primarily implemented by our managers, including RMR LLC, and focus on a complementary set of objectives, including the following:

  •
  Responsible Investment:  During the acquisition of properties, RMR LLC assesses, among other things, environmental sustainability opportunities and climate related risks as part of the due diligence process. We regularly seek to invest in sustainability practices that improve environmental performance and enhance asset value.

  •
  Environmental Stewardship:  We seek to improve the environmental footprint of our properties, including by reducing energy consumption and water usage at our properties, especially when doing so may reduce operating costs and improve the properties' competitive positions. Working with our hotel operators and tenants, we have:

      o
      implemented various initiatives to encourage recycling of plastics, paper and metal or glass containers;

      o
      initiated programs to reduce water and energy at guest's option;

      o
      when renovating hotels, used energy efficient products, including lighting, windows and HVAC equipment, and many appliances in extended stay hotels are Energy Star rated; and

      o
      installed car battery charging stations at some of our hotels and travel centers.

  •
  Corporate Citizenship:  We seek to be a responsible corporate citizen and to strengthen the communities in which we own properties. We have no employees but our manager, RMR LLC, regularly encourages its employees to engage in a variety of charitable and community programs, including participation in a company-wide service day and a matching charitable giving program.

  •
  Diversity:  We value a diversity of backgrounds, experience and perspectives. Our Board is comprised of 20% women and in 2018 we were recognized by 2020 Women on Boards. RMR LLC is an equal opportunity employer.

To learn more about the Company's and RMR LLC's sustainability initiatives, visit www.rmrgroup.com/corporate-sustainability.

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Shareholder Nominations and Other Proposals

Deadline to Submit Proposals pursuant to Rule 14a-8 for the 2020 Annual Meeting of Shareholders: Shareholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received at our principal executive offices on or before December 17, 2019 in order to be eligible to be included in the proxy statement for the 2020 annual meeting of shareholders; provided, that, if the date of the 2020 annual meeting is more than 30 days before or after June 13, 2020, such a proposal must be submitted within a reasonable time before we begin to print its proxy materials. Under Rule 14a-8, the Company is not required to include shareholder proposals in its proxy materials in certain circumstances or if conditions specified in the rule are not met.

Deadline to Submit Trustee Proxy Access Nominations for the 2020 Annual Meeting of Shareholders: Under our proxy access bylaw, a shareholder or a group of up to 20 shareholders owning at least three percent of the Company's outstanding Common Shares continuously for at least three years may nominate and include in the Company's proxy materials for the 2020 annual meeting Trustee nominees constituting up to the greater of two nominees or 20% of the number of Trustees on the Board that holders of the Company's Common Shares are entitled to elect, provided that if we have a classified Board of less than nine Trustees, such number of Trustee nominees will be reduced so that for the 2020 annual meeting it does not exceed one-half of the number of Trustees to be elected at the 2020 annual meeting as noticed by the Company rounded down to the nearest whole number (but not rounded down as a result of this proviso to less than one); provided further that the shareholder(s) and nominee(s) satisfy the informational, documentation and other requirements specified by Section 2.18 of our Bylaws. Notice of a proxy access nomination for consideration at our 2020 annual meeting must be received at the Company's principal executive offices not later than 5:00 p.m., Eastern time, on December 17, 2019 and not earlier than November 17, 2019.

Deadline to Submit Other Nominations and Proposals for the 2020 Annual Meeting of Shareholders under our Bylaws: To be timely, shareholder nominations and proposals intended to be made outside of Rule 14a-8 under the Exchange Act and outside of the proxy access bylaw at the 2020 annual meeting must be received by our Secretary at our principal executive offices, in accordance with the requirements of our Declaration of Trust and Bylaws, not later than 5:00 p.m., Eastern time, on December 17, 2019 and not earlier than November 17, 2019; provided, that, if the date of the 2020 annual meeting is more than 30 days earlier or later than June 13, 2020, then a shareholder's notice must be so delivered not later than 5:00 p.m., Eastern time, on the tenth day following the earlier of the day on which (i) notice of the date of the 2020 annual meeting is mailed or otherwise made available or (ii) public announcement of the date of the 2020 annual meeting is first made by the Company. Shareholders making such a nomination or proposal must comply with the advance notice and other requirements set forth in our Declaration of Trust and Bylaws, which include, among other things, requirements as to the shareholder's timely delivery of advance notice, continuous requisite ownership of Common Shares, holding of a share certificate for such shares at the time of the advance notice and submission of specified information.

The foregoing description of the deadlines and other requirements for a shareholder to submit a proxy access or other nomination for election to the Board or a proposal of other business for consideration at an annual meeting of shareholders is only a summary and is not a complete listing of all requirements. Copies of our Declaration of Trust and Bylaws, including the requirements for proxy access or other shareholder nominations and other shareholder proposals, may be obtained by writing to the Company's Secretary at Hospitality Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or from the SEC's website, www.sec.gov. Any shareholder considering making a proxy access or other nomination or other shareholder proposal should carefully review and comply with those provisions.

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PROPOSAL 1: ELECTION OF TRUSTEES

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated Donna D. Fraiche for election as an Independent Trustee in Class III and Adam D. Portnoy for election as a Managing Trustee in Class III. Ms. Fraiche and Mr. Portnoy currently serve on the Board. If elected, Ms. Fraiche and Mr. Portnoy would serve until the Company's 2022 annual meeting of shareholders and until his or her successor is duly elected and qualifies, subject to the individual's earlier death, resignation, retirement, disqualification or removal.

We expect each nominee for election as Trustee will be able to serve if elected. However, if a nominee should become unable or unwilling to serve, proxies may be voted for the election of a substitute nominee designated by the Board.

Assuming a quorum is present at the meeting, a majority of all the votes cast is required to elect a Trustee at the 2019 Annual Meeting.

The names, principal occupations and certain other information and the nominees for Trustees, as well as a summary of the key experiences, qualifications, attributes and skills that led the Nominating and Governance Committee and the Board to conclude that such persons are currently qualified to serve as Trustees, are set forth on the following pages.

The Board of Trustees recommends a vote "FOR" the election of both Trustee nominees.

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Trustee Nominees to be Elected at the 2019 Annual Meeting

Donna D. Fraiche

Independent Trustee since 2015

Class/Term: Class III with a term expiring at the 2019 Annual Meeting

Age: 67

Board Committees: Audit; Compensation (Chair); Nominating and Governance

Other Public Company Boards: Five Star Senior Living Inc. (since 2010); Office Properties Income Trust (since 2019)

Ms. Fraiche is senior counsel in the law firm of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC and has practiced law in that firm since 2004. Previously, Ms. Fraiche practiced law with the firm now known as Locke Lord LLP in New Orleans. Ms. Fraiche served as an independent trustee of Select Income REIT from 2012 until it merged with a wholly owned subsidiary of Office Properties Income Trust (then known as Government Properties Income Trust) in December 2018. Ms. Fraiche is currently president of the Louisiana State Supreme Court Historical Society. She also serves on the American Hospital Association Committee on Governance and is a past president and a fellow of the American Health Lawyer's Association. She is a former chair of the Louisiana Health Care Commission and has previously served as chair of the Long Term Community Planning Task Force and Health Care Committee of the Louisiana Recovery Authority, delegate of the Louisiana Recovery Authority to the Louisiana Health Care Redesign Collaborative, and past chair of the board of trustees of Loyola University, among numerous other business and civic responsibilities. She serves on the executive board and on the investments committee of the Baton Rouge Area Foundation and serves as chair of the board, on the executive committee, finance committee and real estate committee of Women's Hospital. Ms. Fraiche also serves as Honorary Consul for Japan in New Orleans.

Specific Qualifications, Attributes, Skills and Experience:

•

professional legal skills;

•

many leadership roles and experiences, including her service in numerous public policy and civic leadership roles;

•

work on public company boards and board committees;

•

institutional knowledge earned through prior service on the Board;

•

female; and

•

qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents.

Adam D. Portnoy

Managing Trustee since 2007

Class/Term: Class III with a term expiring at the 2019 Annual Meeting

Age: 48

Other Public Company Boards: Senior Housing Properties Trust (since 2007); Office Properties Income Trust (formerly known as Government Properties Income Trust, since 2009); RMR Real Estate Income Fund, including its predecessor funds (since 2009); The RMR Group Inc. (since 2015); Industrial Logistics Properties Trust (since 2017); Tremont Mortgage Trust (since 2017); Five Star Senior Living Inc. (since 2018); TravelCenters of America LLC (since 2018)

Mr. Portnoy has been president and chief executive officer of The RMR Group Inc. ("RMR Inc.") since shortly after its formation in 2015. Mr. Portnoy has been president and chief executive officer of RMR LLC since 2005 and was a director of RMR LLC from 2006 until June 5, 2015 when RMR LLC became a majority owned subsidiary of RMR Inc. and RMR Inc. became RMR LLC's managing member. Mr. Portnoy has been a director of RMR Advisors LLC since 2007 and served as its president from 2007 to September 2017 and its chief executive officer from 2015 to September 2017. Mr. Portnoy has been a director of Tremont Realty Advisors LLC since March 2016, and served as its president and chief executive officer from March 2016 through December 2017. Mr. Portnoy is an owner, the sole trustee and an officer of ABP Trust. Mr. Portnoy is the majority owner and has been a director of Sonesta International Hotels Corporation since 2012. Mr. Portnoy served as president and chief executive officer of RMR Real Estate Income Fund from 2007 to 2015 and as president of Office Properties Income Trust from 2009 to 2011. Mr. Portnoy was a managing trustee of Select Income REIT from 2011 until it merged with a wholly owned subsidiary of Office Properties Income Trust in December 2018. Mr. Portnoy was a managing trustee of Equity Commonwealth from 2006 until 2014 and served as its president from 2011 to 2014. Prior to joining RMR LLC in 2003, Mr. Portnoy held various positions in the finance industry and public sector, including working as an investment banker at Donaldson, Lufkin & Jenrette and working in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation (a member of The World Bank Group). In addition, Mr. Portnoy previously founded and served as chief executive officer of a privately financed telecommunications company. Mr. Portnoy currently serves as the Honorary Consul General of the Republic of Bulgaria to Massachusetts and on the Board of Directors of Pioneer Institute, and previously served on the board of governors for the National Association of Real Estate Investment Trusts and the board of trustees of Occidental College.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in, and knowledge of, the CRE and hospitality and travel industries and REITs;

•

leadership position with RMR LLC and demonstrated management ability;

•

public company trustee and director service;

•

experience in investment banking and private equity;

•

experience in starting a telecommunications company and serving as its senior executive;

•

institutional knowledge earned through prior service on the Board and in leadership positions with RMR LLC; and

•

qualifying as a Managing Trustee in accordance with the requirements of our governing documents.

The Nominating and Governance Committee and the Board believe that, because Mr. Portnoy is the president and chief executive officer of RMR LLC, his day to day work requires his extensive attention to the business of all the companies for which he serves as a managing trustee or managing director, including the Company, and therefore, service on these additional boards does not impair the amount of attention or time that Mr. Portnoy spends on service on our Board. The Board believes that Mr. Portnoy's extensive familiarity with the day to day business of the Company provides valuable insight for the Board.

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Continuing Trustees

John L. Harrington

Independent Trustee since 1995;

Lead Independent Trustee since 2015

Class/Term: Class I with a term expiring at the 2020 annual meeting of shareholders

Age: 82

Board Committees: Audit; Compensation; Nominating and Governance (Chair)

Other Public Company Boards: Senior Housing Properties Trust (since 1999); RMR Real Estate Income Fund, including its predecessor funds (since 2002); Office Properties Income Trust (formerly known as Government Properties Income Trust, since 2009); Tremont Mortgage Trust (since 2017)

Mr. Harrington has been chairman of the board of trustees of the Yawkey Foundation (a charitable foundation) since 2007 and prior to that from 2002 to 2003. He served as a trustee of the Yawkey Foundation since 1982 and as executive director from 1982 to 2006. He was also a trustee of the JRY Trust from 1982 through 2009. Mr. Harrington was chief executive officer and general partner of the Boston Red Sox Baseball Club from 1986 to 2002 and served as that organization's vice president and chief financial officer prior to that time. He was president of Boston Trust Management Corp. from 1981 to 2006 and a principal of Bingham McCutchen Sports Consulting LLC from 2007 to 2008. Mr. Harrington represented the Boston Red Sox majority interest in co-founding The New England Sports Network, managing it from 1981 to 2002. Mr. Harrington served as a director of Fleet Bank from 1995 to 1999 and of Shawmut Bank of Boston from 1986 to 1995, a member of the Major League Baseball Executive Council from 1998 to 2001, assistant secretary of administration and finance for the Commonwealth of Massachusetts in 1980, treasurer of the American League of Professional Baseball Clubs from 1970 to 1972, assistant professor and director of admissions, Carroll Graduate School of Management at Boston College from 1967 through 1970 and as supervisory auditor for the U.S. General Accounting Office from 1961 through 1966. He was an independent trustee of RMR Funds Series Trust from shortly after its formation in 2007 until its dissolution in 2009. Mr. Harrington has held many civic leadership positions and received numerous leadership awards and honorary doctorate degrees. Mr. Harrington holds a Massachusetts license as a certified public accountant.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated leadership capability;

•

work on public company boards and board committees and in key management roles in various enterprises;

•

service on the boards of several private and charitable organizations;

•

professional skills and expertise in accounting, finance and risk management and experience as a chief financial officer;

•

expertise in compensation and benefits matters;

•

institutional knowledge earned through prior service on the Board; and

•

qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents.

William A. Lamkin

Independent Trustee since 2007

Class/Term: Class II with a term expiring at the 2021 annual meeting of shareholders

Age: 59

Board Committees: Audit (Chair); Compensation; Nominating and Governance

Other Public Company Boards: Office Properties Income Trust (since 2019)

Mr. Lamkin has been a partner in Ackrell Capital LLC, a San Francisco based investment bank, since 2003. Mr. Lamkin was an independent trustee of Select Income REIT from 2012 until it merged with a wholly owned subsidiary of Office Properties Income Trust (then known as Government Properties Income Trust) in December 2018. Mr. Lamkin was an independent trustee of Equity Commonwealth from 2006 until 2014. Prior to being a partner in Ackrell Capital LLC, he was employed as a financial consultant and as an investment banker, including as a senior vice president in the investment banking division of ABN AMRO. Prior to working as a financial consultant and as an investment banker, Mr. Lamkin was a practicing attorney.

Specific Qualifications, Attributes, Skills and Experience:

•

experience in, and knowledge of, the commercial real estate and investment banking industries;

•

demonstrated management ability;

•

experience in capital raising and strategic business transactions;

•

professional training, skills and expertise in, among other things, legal and finance matters;

•

work on public company boards and board committees;

•

institutional knowledge earned through prior service on the Board; and

•

qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents.

Mr. Lamkin was not reelected to the Board by shareholders at the 2018 annual meeting of shareholders and resigned from the Board after that meeting. Following his resignation, the Nominating and Governance Committee and the Board, on the recommendation of the Nominating and Governance Committee, determined to elect Mr. Lamkin as an Independent Trustee in Class II to maintain a board composition of at least three Independent Trustees in accordance with applicable Nasdaq listing requirements and our governing documents, among other reasons.

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Continuing Trustees

John G. Murray

Managing Trustee since 2018

Chief Executive Officer since 2018

President since 1996

Class/Term: Class I with a term expiring at the 2020 annual meeting of shareholders

Age: 58

Other Public Company Boards: Industrial Logistics Properties Trust (since 2018)

Mr. Murray served as the Company's President and Chief Operating Officer from 1996 to 2018. Mr. Murray has been the president and chief executive officer of Industrial Logistics Properties Trust since December 2018. Mr. Murray has been an executive vice president of RMR LLC since 2001 and served in various other capacities with RMR LLC and its subsidiaries since 1993, including as a senior vice president of RMR LLC from 1993 to 2001. Mr. Murray has also served as a director of Sonesta International Hotels Corporation since 2019. From 2014 to 2017, Mr. Murray served as a member of the board of directors of the American Hotel & Lodging Association representing the owners' segment of the association. Prior to joining RMR LLC, Mr. Murray was employed at Fidelity Brokerage Services Inc. and at Ernst & Young LLP.

Specific Qualifications, Attributes, Skills and Experience: leadership position with the Company and RMR LLC and demonstrated management ability; extensive experience in, and knowledge of, the CRE industry and REITs;

•

leadership position with the Company and RMR LLC and demonstrated management ability;

•

extensive experience in, and knowledge of, the CRE and hospitality and travel industries and REITs;

•

institutional knowledge earned through prior service as an officer of the Company and in leadership positions with RMR LLC;

•

professional skills and expertise in accounting and financing and experience as a chief operating officer; and

•

qualifying as a Managing Trustee in accordance with the requirements of our governing documents.

HOSPITALITY PROPERTIES TRUST     2019 Proxy Statement    15

Executive Officers

The Company's executive officers serve at the discretion of the Board. Other than as disclosed below, there are no family relationships among any of the Company's Trustees or executive officers.

John G. Murray

Chief Executive Officer since 2018 President since 1996 Chief Operating Officer from 1996 to 2018 Age: 58

Mr. Murray's background and qualifications are described above.

Ethan S. Bornstein

Senior Vice President since 2008 Age: 45

Before assuming his current position, Mr. Bornstein was the Company's Vice President for over nine years. Mr. Bornstein is a senior vice president of RMR LLC and has also served in various capacities with RMR LLC and its affiliates for over thirteen years. Mr. Bornstein is the brother-in-law of Adam D. Portnoy.

Brian E. Donley

Chief Financial Officer and Treasurer since 2019 Age: 44

Mr. Donley is a vice president of RMR LLC and has served in various finance and accounting leadership roles at RMR LLC since 1997. He has more than two decades of commercial real estate experience and in REITs. Mr. Donley has also served as chief financial officer and treasurer of RMR Real Estate Income Fund since January 2019. Mr. Donley is a certified public accountant.

16    HOSPITALITY PROPERTIES TRUST     2019 Proxy Statement

BOARD COMMITTEES

The Audit Committee

Members William A. Lamkin (Chair) Donna D. Fraiche John L. Harrington 8 meetings during 2018

The Audit Committee is comprised solely of Independent Trustees. Its primary role is to help the Board fulfill its oversight responsibilities related to the integrity of our financial statements and financial reporting process, the qualifications, independence and performance of our independent registered public accounting firm, the performance of our internal audit function, risk management and our compliance with legal and regulatory requirements. The Audit Committee is responsible for the appointment, compensation, retention and oversight, and the evaluation of the qualifications, performance and independence, of the Company's independent auditor and the resolution of disagreements between management and the independent auditor. The independent auditor reports directly to the Audit Committee. The Audit Committee also has final authority and responsibility for the appointment and assignment of duties to the Director of Internal Audit. The Audit Committee reviews the overall audit scope and plans of the audit with the independent auditor. The Audit Committee also reviews with management and the independent auditors the Company's quarterly reports on Form 10-Q, annual reports on Form 10-K and earnings releases.

The Board has determined that each member of the Audit Committee is financially literate and that Mr. Harrington is the Audit Committee's "financial expert."

The Compensation Committee

Members Donna D. Fraiche (Chair) John L. Harrington William A. Lamkin 5 meetings during 2018

The Compensation Committee is comprised solely of Independent Trustees. Its primary responsibilities pertain to evaluating the performance and compensation of RMR LLC, of our executive officers and our Director of Internal Audit, evaluating and approving any changes in our agreements with RMR LLC and approving equity compensation awards. The Compensation Committee recommends to the Board the cash compensation payable to our Trustees for Board and committee service. It also reviews amounts payable by us to RMR LLC under our business and property management agreements and approves any proposed amendments to or termination of those agreements.

The Nominating and Governance Committee

Members John L. Harrington (Chair) Donna D. Fraiche William A. Lamkin 3 meetings during 2018

The Nominating and Governance Committee is comprised solely of Independent Trustees. Its primary role is to identify individuals qualified to become Board members, consistent with criteria approved by the Board, and to recommend candidates to the entire Board for nomination or selection as Board members for each annual meeting of shareholders or when vacancies occur, to perform certain assessments of the Board and Board committees, including to assess the independence of Trustees and Trustee nominees, and to develop and recommend to the Board governance principles for the Company. Under its charter, the Nominating and Governance Committee is also responsible for considering and reporting on the Company's succession planning to the Board.

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BOARD MEETINGS

In 2018, the Board held 8 meetings. In 2018, each then Trustee attended 75% or more of the aggregate of all meetings of the Board and the committees on which he or she served or that were held during the period in which the Trustee served as a Trustee or committee member. All of the then Trustees attended last year's annual meeting of shareholders. The Company's policy with respect to Board members' attendance at meetings of the Board and annual meetings of shareholders can be found in the Company's Governance Guidelines, the full text of which appears at the Company's website, www.hptreit.com.

TRUSTEE COMPENSATION

Compensation of Trustees

The Board of Trustees believes that competitive compensation arrangements are necessary to attract and retain qualified Independent Trustees. On June 14, 2018, after conducting a market review with respect to leading companies of similar size to the Company as well as an industry peer group and other companies managed by RMR LLC or its subsidiaries, upon the recommendation of the Compensation Committee, the Board approved the Company's compensation arrangements for Independent Trustees of the Company.

The Company will continue to compensate its Independent Trustees through the use of annual retainers plus fees for meetings attended. Effective June 14, 2018, each Independent Trustee receives an annual fee of $50,000 for services as a Trustee, plus a fee of $1,250 for each Board or Board committee meeting attended. Up to two $1,250 fees are paid if a Board meeting and one or more Board committee meetings, or two or more Board committee meetings, are held on the same date. Each Independent Trustee who serves as a committee chair of the Board's Audit, Compensation or Nominating and Governance Committees also receives an additional annual fee of $15,000, $10,000 and $10,000, respectively, and the Lead Independent Trustee also receives an additional annual cash retainer fee of $12,500 for serving in this role. Trustees are reimbursed for travel expenses they incur in connection with their duties as Trustees and for out of pocket costs they incur in connection with their attending certain continuing education programs.

Each Independent Trustee and Managing Trustee also receives an award of Common Shares annually, which was 3,000 Common Shares in 2018. Managing Trustees do not receive cash compensation for their services as Trustees.

Trustee Share Ownership Guidelines

The Board believes it is important to align the interests of Trustees with those of our shareholders, and for Trustees to hold equity ownership positions in the Company. Accordingly, each Trustee is expected to hold at least 20,000 Common Shares by the later of: (i) the 2019 annual meeting of shareholders of the Company and (ii) five years from the annual meeting of shareholders of the Company at which the Trustee was initially elected or, if earlier, the first annual meeting of shareholders of the Company following the initial appointment of the Trustee to the Board. Compliance with these ownership guidelines is measured as of the end of each fiscal year. Any Trustee who is prohibited by law or by applicable regulation of his or her employer from owning equity in the Company is exempt from this requirement. The Nominating and Governance Committee may consider whether exceptions should be made for any Trustee on whom this requirement could impose a financial hardship.

As of February 28, 2019, all Trustees have met or, within the applicable period, are expected to meet, these share ownership guidelines.

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2018 Annual Trustee Compensation

The following table details the total compensation of the Trustees for the year ended December 31, 2018 for services as a Trustee.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)

Donna D. Fraiche	77,500	85,320	—	162,820
John L. Harrington	88,750	85,320	—	174,070
William A. Lamkin	81,250	85,320	—	166,570
Adam D. Portnoy(3)	—	85,320	—	85,320
Barry M. Portnoy(3)(4)	—	—	—	—
John G. Murray(3)(4)	—	160,530	—	160,530

(1)
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Trustee in 2018, consisting of a $50,000 annual cash fee and each of Ms. Fraiche and Messrs. Harrington and Lamkin earned an additional annual cash fee of $10,000, $10,000 and $15,000, respectively, for service as a committee chair in 2018. Ms. Fraiche and Messrs. Harrington and Lamkin earned an additional $17,500, $16,250 and $16,250, respectively, in fees for meetings attended in 2018. Mr. Harrington also earned $12,500 for his role as Lead Independent Trustee.

(2)
Equals 3,000 Common Shares multiplied by the closing price of such shares on June 14, 2018, the award date, and for John G. Murray includes an additional 3,000 Common Shares multiplied by the closing price of such shares on April 12, 2018, the award date for Common Shares awarded in connection with his initial election as a Managing Trustee. Amounts shown are also the compensation cost for the award recognized by the Company for financial reporting purposes pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 718, "Compensation—Stock Compensation" ("ASC 718")(which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the grant). No assumptions were used in this calculation. All Common Share awards fully vested on the award date.

(3)
Managing Trustees do not receive cash compensation for their services as Trustees. The compensation of Mr. Murray for his service as an executive officer of the Company is not included here and is described below under "Executive Compensation."

(4)
Mr. Barry M. Portnoy served as a Managing Trustee of the Company until his death on February 25, 2018. The Board elected Mr. Murray as a Managing Trustee effective April 12, 2018.

HOSPITALITY PROPERTIES TRUST     2019 Proxy Statement    19

OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

Trustees and Executive Officers

The following table sets forth information regarding the beneficial ownership of the outstanding Common Shares by each Trustee nominee, each Trustee, each of our named executive officers and our Trustees, Trustee nominees, named executive officers and other executive officers as a group, all as of February 28, 2019. Unless otherwise noted, to the Company's knowledge, voting power and investment power in the Common Shares are exercisable solely by the named person and the principal business address of the named person is c/o Hospitality Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

Name and Address	Aggregate Number of Shares Beneficially Owned	Percent of Outstanding Shares*	Additional Information

Adam D. Portnoy	1,819,282	1.11%	Includes 1,672,783 Common Shares owned by ABP Trust. Voting and investment power with respect to Common Shares owned by ABP Trust may be deemed to be shared by Adam D. Portnoy as ABP Trust's sole trustee.
John G. Murray	103,337	Less than 1%
Ethan S. Bornstein	89,150	Less than 1%
Mark L. Kleifges	79,121	Less than 1%
John L. Harrington	37,760	Less than 1%	Includes 34,760 Common Shares owned by the John L. Harrington Revocable Trust. Mr. Harrington may be deemed to hold voting and investment power as a trustee and beneficiary of the John L. Harrington Revocable Trust.
William A. Lamkin	26,000	Less than 1%
Donna D. Fraiche	11,000	Less than 1%

All Trustees, named executive officers and other executive officers as a group (eight persons)	2,173,715	1.32%

*
The percentages indicated are based on 164,441,709 Common Shares outstanding as of February 28, 2019.

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Principal Shareholders

Set forth in the table below is information about the number of Common Shares held by persons the Company knows to be the beneficial owners of more than 5.0% of the outstanding Common Shares.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information

The Vanguard Group, Inc. ("Vanguard") 100 Vanguard Boulevard Malvern, Pennsylvania 19355	26,179,688	15.92%	Based on a Schedule 13G/A filed with the SEC on February 12, 2019, by Vanguard reporting that, at December 31, 2018, Vanguard beneficially owned 26,179,688 Common Shares and had sole voting power over 222,386 Common Shares, shared voting power over 186,257 Common Shares, sole dispositive power over 25,930,980 Common Shares and shared dispositive power over 248,708 Common Shares.
BlackRock, Inc. ("BlackRock") 55 East 52nd Street New York, New York 10055	20,085,751	12.21%	Based on a Schedule 13G/A filed with the SEC on January 28, 2019, by BlackRock reporting that, at December 31, 2018, BlackRock beneficially owned and had sole dispositive power over 20,085,751 Common Shares and sole voting power over 19,229,063 Common Shares.
Vanguard Specialized Funds—Vanguard Real Estate Index Fund ("Vanguard REIT") 100 Vanguard Boulevard Malvern, Pennsylvania 19355	7,820,050	4.76%	Based on a Schedule 13G/A filed with the SEC on January 31, 2019, by Vanguard REIT reporting that, at December 31, 2018, Vanguard REIT beneficially owned and had sole voting power over 7,820,050 Common Shares and no dispositive power over such Common Shares.
			The Company understands that the Common Shares reported as beneficially owned by Vanguard REIT are included in the total Common Shares reported as beneficially owned by Vanguard above.

*
Beneficial ownership is shown as of December 31, 2018.

**
Our Declaration of Trust places restrictions on the ability of any person or group to acquire beneficial ownership of more than 9.8% of any class of the Company's shares. BlackRock and Vanguard, however, are Excepted Persons, as defined in our Declaration of Trust, and Excepted Holders, as defined in our Bylaws, and therefore are not subject to this ownership limit, subject to certain limitations.

The percentages indicated are based on 164,441,709 Common Shares outstanding as of February 28, 2019.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our Trustees, executive officers and beneficial owners of more than 10% of our Common Shares to file reports of ownership and changes of ownership with the SEC and the Nasdaq. Based on our records and other information, we believe that during the year ended December 31, 2018 all applicable Section 16(a) filing requirements were met.

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PROPOSAL 2: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, the Company seeks a non-binding advisory vote from its shareholders to approve the compensation of its named executive officers as described in the "Compensation Discussion and Analysis" section beginning on page 23 and the "Executive Compensation" section beginning on page 29.

The Board recommends that shareholders vote FOR the following resolution:

  RESOLVED: That the shareholders of the Company approve, on a non-binding, advisory basis, the compensation paid by the Company to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the "Compensation Discussion and Analysis" in this Proxy Statement.

Because your vote is advisory, it will not be binding upon the Board or the Compensation Committee. However, the Board values shareholders' opinions and the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

Assuming a quorum is present at the meeting, approval of the advisory vote to approve executive compensation requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at the 2019 Annual Meeting.

The Board of Trustees recommends a vote "FOR" the advisory vote to approve executive compensation.

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Overview

The Company's compensation structure is unique because of its relationship with RMR LLC. The Company's business management agreement with RMR LLC is designed to incentivize RMR LLC to provide the highest quality services to the Company. RMR LLC's base business management fee is based on the lower of the historical cost of the Company's properties and the Company's market capitalization. RMR LLC may earn an incentive management fee based on the three year total return of the Common Shares relative to an index of the Company's peers. Because they are employees of RMR LLC and not the Company, RMR LLC, not the Company, determines the cash compensation payable to the Company's named executive officers. The Company does not reimburse RMR LLC for compensation RMR LLC paid or pays to the Company's executive officers and the Company's management agreements with RMR LLC do not require RMR LLC to allocate or pay a specific amount or percentage of RMR LLC's management fees to the named executive officers or require those officers to dedicate a specified amount of their time to Company business. As part of the Company's shareholder engagement to address prior Say on Pay votes, the Company endeavored to better explain to shareholders these arrangements with RMR LLC and to help them understand that disclosure of cash compensation to the Company's named executive officers would not reflect actions or considerations by our Compensation Committee.

Pursuant to its management agreement with RMR LLC, RMR LLC provides services that otherwise would be provided by employees and, as a result, the Company does not have any employees of our own. The Company's named executive officers are employees of RMR LLC. RMR LLC conducts the Company's day to day operations on the Company's behalf and compensates or compensated the Company's named executive officers directly and in its sole discretion in connection with their services rendered to the Company and to RMR LLC and the other companies managed by RMR LLC or its subsidiaries. The Compensation Committee is satisfied with this arrangement because of the imbedded compensation incentives for RMR LLC in the Company's business management agreement. The Company does not pay its named executive officers salaries or bonuses or provide other compensatory benefits except for the awards of Common Shares under the Company's 2012 Equity Compensation Plan (the "Share Award Plan"), discussed below. RMR LLC, not the Company, determines the cash compensation payable to the Company's named executive officers. The Company does not reimburse RMR LLC for compensation RMR LLC paid or pays to the Company's executive officers. None of the Company's named executive officers has an employment agreement with the Company or with RMR LLC. Except for the share award agreements and the retirement agreement RMR LLC entered into with Mark L. Kleifges, who resigned as the Company's Chief Financial Officer and Treasurer effective December 31, 2018, discussed below under "Potential Payments upon Termination or Change in Control," none of the Company's named executive officers has an agreement that provides for payments or benefits upon or in connection with his termination or a change in control of the Company. Although the Compensation Committee reviews and approves the Company's business management and property management agreements with RMR LLC, it is not involved in compensation decisions made by RMR LLC for its employees other than the employee serving as the Company's Director of Internal Audit. The Company's payments to RMR LLC are described in "Certain Related Person Transactions" beginning on page 42 of this Proxy Statement. For information regarding the compensation paid by RMR LLC and RMR Inc. to the named executive officers of RMR Inc., please see the below "RMR LLC and RMR Inc. Compensation Practices" section and the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2018 and its Proxy Statement on Schedule 14A for its 2019 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement.

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Compensation Philosophy

The Company's compensation program for its executive officers consists of awards of shares under the Share Award Plan. The Compensation Committee believes that these share awards recognize the Company's executive officers' scope of responsibilities, reward demonstrated performance and leadership, motivate future performance and further align the interests of the executive officers with those of our shareholders.

Overview of 2018 Compensation Actions

In September 2018, the Chair of the Compensation Committee met with one of the Company's Managing Trustees, Adam D. Portnoy, and the chairs of the compensation committees of RMR Inc. and of the then other public companies to which RMR LLC provides management services, which included: the Company; Industrial Logistics Properties Trust ("ILPT"); Government Properties Income Trust (now known as Office Properties Income Trust ("OPI")); Select Income REIT ("SIR"); Senior Housing Properties Trust ("SNH"); Tremont Mortgage Trust ("TRMT" and, together with ILPT, OPI and SNH, the "Other RMR Managed REITs"); Five Star Senior Living Inc. ("FVE"); and TravelCenters of America LLC ("TA"). The purposes of this meeting were, among other things, to discuss compensation philosophy and factors that may affect compensation decisions, to consider the compensation payable to the Company's Director of Internal Audit (who provides services to the Company and to other companies to which RMR LLC provides management services), to consider the allocation of internal audit and related services costs among RMR Inc., the Company and other companies to which RMR LLC provides such services, to provide a comparative understanding of potential share awards by the Company and the other companies to which RMR LLC provides management services and to hear and consider recommendations from RMR LLC concerning potential share awards and the vesting of those shares. The share awards made by the other companies managed by RMR LLC are considered to be appropriate comparisons because of the similarities between certain services the Company requires from the Company's share awardees and the services provided by awardees providing similar services to these other companies. Subsequent to this meeting, the members of the Compensation Committee held a meeting at which the Compensation Committee Chair provided a report of the information discussed with Mr. Adam D. Portnoy and others, and made recommendations for share awards to the Company's named executive officers. The Compensation Committee then discussed these recommendations and other factors, including the following factors for the 2018 share awards: (i) the value of the proposed share awards; (ii) the historical awards previously awarded to these named executive officers and the corresponding values at the time of the awards; (iii) the recommendations of RMR LLC as presented by Mr. Adam D. Portnoy, president and chief executive officer of RMR LLC; (iv) the value of share awards to executive officers providing comparable services at the applicable Other RMR Managed REITs and companies to which RMR LLC provides management services; (v) the scope of, and any changes to, the responsibilities assigned to, or assumed by, these named executive officers during the past year and on a going forward basis; (vi) the length of historical services by these named executive officers; (vii) the Compensation Committee's perception regarding the quality of the services provided by these named executive officers in carrying out those responsibilities; and (viii) the Company's financial and operating performance in the past year and the Company's perceived future prospects. The Compensation Committee considered these multiple factors in determining whether to increase or decrease the amounts of the prior year's awards. There was no formulaic approach in the use of these various factors in determining the number of shares to award to each named executive officer. The share amounts were determined on a subjective basis, using the various factors in the Compensation Committee's sole discretion. These named executive officers did not participate in these meetings and were not involved in determining or recommending the amount or form of named executive officer compensation they received from the Company.

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Analysis of 2018 Awards under the Share Award Plan

Although the Company does not pay any cash compensation directly to its officers and has no employees, the Company has adopted the Share Award Plan to reward the Company's named executive officers and other RMR LLC employees who provide services to the Company and to foster a continuing identity of interest between them and our shareholders. The Company awards shares under the Share Award Plan to recognize the named executive officers' scope of responsibilities, reward demonstrated performance and leadership, motivate future performance, align the interests of the Company's executives with those of the Company's other shareholders and motivate the executives to remain employees of the Company's manager and to continue to provide services to the Company through the term of the awards.

Under its charter, the Compensation Committee evaluates, approves and administers the Company's equity compensation plans, which currently consist solely of the Share Award Plan. The Compensation Committee has historically determined to use awards of Common Shares under the Share Award Plan rather than stock options as equity compensation. Because the value of the Common Shares may be determined in part by reference to its dividend yield relative to market interest rates rather than by its potential for capital appreciation, the Company believes a conventional stock option plan might not provide appropriate incentives for management for a business like that of the Company, but a share award plan may create a better identity of interests between management and other shareholders. Also, because the Company believes a stock option plan could have the potential to encourage excessive short term risk taking, the Company has historically granted share awards rather than stock options.

The Compensation Committee uses comparative information about the applicable Other RMR Managed REITs as additional data to help it determine whether it is awarding share amounts that are reasonable based on the characteristics of those REITs and their respective officers. The Compensation Committee also considers the size and structure of the applicable Other RMR Managed REITs and other RMR LLC managed businesses, and the experience, length of service and scope of duties and responsibilities of the officers at these other companies to assess the appropriateness of the value of the share awards proposed for the Company's officers in light of the proposed awards for officers with comparable roles at the other companies. The Compensation Committee reviewed the compensation data regarding the applicable Other RMR Managed REITs and their officers, together with the other factors discussed above, but the Compensation Committee did not undertake a detailed comparison of the named executive officers across the applicable Other RMR Managed REITs or other companies managed by RMR LLC or assign weight to any particular characteristic of these other companies or their officers because the Compensation Committee determines the share amounts in its sole discretion on a non-formulaic basis. In 2018, the Compensation Committee considered the foregoing factors and decided to award a greater number of Common Shares to Messrs. Murray and Kleifges than were awarded in 2017 and the same number of Common Shares to Mr. Bornstein as were awarded in 2017, in accordance with the recommendation of RMR LLC and the Chair of the Compensation Committee. The Compensation Committee also determined that it would be appropriate to provide that such share awards would vest upon the occurrence of certain corporate "change in control" or termination events. Mr. Kleifges resigned as the Company's Chief Financial Officer and Treasurer effective December 31, 2018. In connection with Mr. Kleifges's retirement, the Compensation Committee approved the accelerated vesting of Mr. Kleifges's unvested Common Shares as of June 30, 2019.

The Company determines the fair market value of the shares awarded based on the closing price of the Common Shares on the date of the award. The Compensation Committee has imposed, and may impose, vesting and other conditions on the awarded Common Shares because it believes that time based vesting encourages the recipients of the share awards to remain employed by RMR LLC and to continue to provide services to the Company. The Compensation Committee currently uses a vesting schedule under which one fifth of the shares vest immediately and the remaining shares vest in four equal, consecutive annual installments commencing on the first anniversary of the date of the award. The Compensation Committee utilizes a four year time based vesting schedule to provide an incentive to provide services for a long term and in consideration of the tax treatment of the share awards to the Company and to the recipients. In the event a recipient who has been awarded a share award ceases to perform duties for the

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Company or ceases to be an officer or an employee of RMR LLC or any company that RMR LLC or its subsidiaries manage during the vesting period, the Company may cause the forfeiture of, or the Company may repurchase for nominal consideration, the Common Shares that have not yet vested. As with other issued Common Shares, vested and unvested shares awarded under the Share Award Plan are entitled to receive distributions that the Company makes, if any, on the Common Shares. As described above, the Compensation Committee approved the accelerated vesting of Mr. Kleifges's unvested Common Shares as of June 30, 2019.

Because the consideration of share awards by the Compensation Committee and the Board is determined on a regular schedule (i.e., in September for the Company's officers and employees of RMR LLC and at the first meeting of the Board after the annual meeting of shareholders for the Trustees), the proximity of any awards to earnings announcements or other market events, if any, is coincidental.

The Compensation Committee believes that its compensation philosophy and programs are designed to foster a business culture that aligns the interests of its named executive officers with those of its shareholders. The Compensation Committee believes that the equity compensation of its named executive officers is appropriate to the goal of providing shareholders dependable, long term returns.

Frequency of Say on Pay

The Company's current policy, consistent with the prior vote of our shareholders, is to provide shareholders with an opportunity to approve, on an advisory basis, the Company's compensation of the Company's named executive officers each year at the annual meeting of shareholders. Accordingly, the Company is providing shareholders with an opportunity to approve this compensation. As noted above, the Company's only compensation to the Company's named executive officers is Common Share awards. None of the Company's named executive officers are employed by the Company. The Company's manager, RMR LLC, provides services that otherwise would be provided by employees and employs and compensates the Company's named executive officers directly and in RMR LLC's sole discretion in connection with their services rendered to the Company and to RMR LLC and the other companies managed by RMR LLC or its subsidiaries.

In evaluating the Company's compensation process for 2018, the Compensation Committee generally considered the results of the most recent advisory vote of our shareholders on the compensation of the executive officers named in the proxy statement for the Company's 2018 annual meeting of shareholders.

RMR LLC and RMR Inc. Compensation Practices

RMR LLC has advised the Company that in 2018 RMR LLC paid each of the Company's named executive officers cash compensation comprised of a fixed salary and a cash bonus. RMR LLC did not provide guaranteed cash bonuses to these named executive officers during 2018 and did not set specific performance targets on which bonuses would be payable to them. Instead, the annual cash bonuses paid by RMR LLC to these named executive officers in 2018 were discretionary in amount and were based on a performance evaluation conducted by the compensation committee of RMR Inc.

As explained above, the Company's manager, RMR LLC, provides services that otherwise would be provided by employees, conducts the Company's day to day operations on the Company's behalf and compensates or compensated the Company's named executive officers directly and in its sole discretion in connection with their services rendered to the Company and to RMR LLC and the other companies managed by RMR LLC or its subsidiaries. The Company does not pay its named executive officers salaries or bonuses or provide other compensatory benefits except for awards of Common Shares under the Share Award Plan. The Company does not reimburse RMR LLC for compensation RMR LLC or RMR Inc. pays or paid to the Company's named executive officers.

RMR Inc., the parent of RMR LLC, awarded 4,000 shares of Class A common stock of RMR Inc., with an award date fair value of $380,000, each to Mr. Murray and Mr. Kleifges and an award of 1,500 shares of Class A common stock of RMR Inc., with a grant date fair value of $142,500, to Mr. Bornstein in 2018.

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One fifth of the shares awarded vested on the award date and an additional one fifth vests on each of the next four anniversaries of the award date, subject to the applicable named executive officer continuing to render significant services, whether as an employee or otherwise, to RMR LLC or a public client company managed by RMR LLC or their respective affiliates and to accelerated vesting under certain circumstances.

The Company's named executive officers are or were also officers and employees of RMR LLC and, as officers and employees of RMR LLC, also provide or provided services to RMR LLC, RMR Inc. and other companies managed by RMR LLC or its subsidiaries. RMR LLC has informed the Company that the cash compensation paid by RMR LLC to the Company's named executive officers is for services provided by the officers to RMR LLC, RMR Inc., the Company and other companies managed by RMR LLC or its subsidiaries. RMR LLC has also informed the Company that it is not able to allocate with reasonable certainty or provide a reasonable estimate of the compensation paid by RMR LLC to our named executive officers for their services to the Company for a number of reasons:

•
Our management agreements with RMR LLC do not require individual executive officers to dedicate a specific amount of time to providing services to the Company under those agreements. RMR LLC's officers and employees provide services on an as needed basis across RMR LLC, RMR Inc., the Company and all other companies managed by RMR LLC or its subsidiaries.

•
Our management agreements with RMR LLC do not require that a specified amount or percentage of the fees the Company pays to RMR LLC be allocated to the Company's executive officers.

•
RMR LLC does not designate a specific amount of time that the Company's named executive officers must spend providing services to the Company or record the amount of time that the Company's named executive officers (or any other employee of RMR LLC) spend providing services to the Company.

For information regarding the compensation paid by RMR LLC and RMR Inc. to the named executive officers of RMR Inc., please see the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2018 and its Proxy Statement on Schedule 14A for its 2019 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement.

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REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

Donna D. Fraiche, Chair John L. Harrington William A. Lamkin

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised entirely of the three Independent Trustees listed above. No member of the Compensation Committee is a current, or during 2018 was a former, officer or employee of the Company. In 2018, none of the Company's executive officers served (i) on the compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company or (ii) on the board of directors or board of trustees of any entity that had one or more of its executive officers serving on the Compensation Committee of the Company. Members of the Compensation Committee serve as independent trustees or independent directors and compensation committee members of other public companies to which RMR LLC or its subsidiaries provide management services. Mr. Harrington serves as an independent trustee of OPI, SNH, TRMT and RMR Real Estate Income Fund ("RIF"). Ms. Fraiche serves as an independent trustee of OPI and an independent director of FVE. Mr. Lamkin serves as an independent trustee of OPI. Ms. Fraiche and Mr. Lamkin also served as independent trustees of SIR during 2018, prior to SIR's merger into OPI's subsidiary on December 31, 2018. In addition, each of our Independent Trustees serves as a director of Affiliates Insurance Company ("AIC"). The disclosures regarding our relationships with these foregoing entities and certain transactions with or involving them under the section entitled "Certain Related Person Transactions" are incorporated by reference herein.

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EXECUTIVE COMPENSATION

The following tables and footnotes summarize the total compensation paid by the Company to our President and Chief Executive Officer, our Chief Financial Officer and Treasurer and Senior Vice President who were serving as such officers as of December 31, 2018, or the Company's "named executive officers". Please see "Say on Pay" above for an explanation of why the Company pays our named executive officers no cash compensation. For information regarding the compensation paid by RMR LLC and RMR Inc. to the named executive officers of RMR Inc., please see the above "RMR LLC and RMR Inc. Compensation Practices" section and the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2018 and its Proxy Statement on Schedule 14A for its 2019 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement.

Summary Compensation Table

Name and Principal Position	Year	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
John G. Murray President and Chief Executive Officer	2018	406,775	32,074	438,849
	2017	210,600	31,050	241,650
	2016	214,275	30,298	244,573

Mark L. Kleifges(3) Chief Financial Officer and Treasurer	2018	246,245	32,074	278,319
	2017	210,600	31,050	241,650
	2016	214,275	30,298	244,573

Ethan S. Bornstein Senior Vice President	2018	217,275	31,650	248,925
	2017	210,600	31,050	241,650
	2016	214,275	30,298	244,573

(1)
Represents the grant date fair value of Common Share awards in 2018, 2017 and 2016, as applicable, calculated in accordance with ASC 718 (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the grant). No assumptions were used in this calculation. The values listed in this column include the value of the 8,500 Common Shares the Company awarded to Mr. Murray in his capacity as President and Chief Executive Officer and the 6,000 Common Shares the Company awarded to him in his capacity as a Managing Trustee.

(2)
Consists of cash distributions in the applicable year on unvested Common Shares received in connection with cash distributions the Company paid to all of our shareholders. The Company pays no cash compensation to its executive officers. As noted above, they are employees of and paid by RMR LLC.

(3)
Mr. Kleifges resigned as the Company's Chief Financial Officer and Treasurer effective December 31, 2018. The Board appointed Brian E. Donley as the Company's Chief Financial Officer and Treasurer, effective January 1, 2019. In connection with his retirement, RMR LLC entered into a retirement agreement with Mr. Kleifges on October 24, 2018. For additional information with respect to this agreement and/or Mr. Kleifges's retirement, please see the section entitled "Related Person Transactions" and the section entitled "Potential Payments upon Termination or Change in Control" in this Proxy Statement.

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2018 Grants of Plan Based Awards

Share awards granted by the Company to the named executive officers in 2018 in their capacity as officers of the Company provide that one fifth of each award vested on the date of the award grant and an additional one fifth vests on each of the next four anniversaries of the award date, subject to the applicable named executive officer continuing to render significant services, whether as an employee or otherwise, to the Company, RMR LLC or any company to which RMR LLC provides management services or their respective affiliates and to accelerated vesting under certain circumstances. Holders of vested and unvested Common Shares awarded under the Share Award Plan receive distributions that the Company makes, if any, on its shares on the same terms as other holders of the Common Shares.

The following table shows the total Common Shares awarded by the Company to its named executive officers in their capacity as officers of the Company in 2018.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards(1)
John G. Murray	9/13/2018	8,500	246,245
Mark L. Kleifges	9/13/2018	8,500	246,245
Ethan S. Bornstein	9/13/2018	7,500	217,275

(1)
Equals the number of Common Shares awarded multiplied by the closing price on the date of the award grant, which is also the grant date fair value under ASC 718. No assumptions were used in this calculation.

2018 Outstanding Equity Awards at Fiscal Year End

The following table shows the total Common Shares awarded by the Company in 2018 and prior years to the Company's named executive officers that were unvested as of December 31, 2018.

		Stock Awards
Name	Year Granted	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
John G. Murray	2018	6,800	162,384
	2017	4,500	107,460
	2016	3,000	71,640
	2015	1,500	35,820

Mark L. Kleifges(3)	2018	6,800	162,384
	2017	4,500	107,460
	2016	3,000	71,640
	2015	1,500	35,820

Ethan S. Bornstein	2018	6,000	143,280
	2017	4,500	107,460
	2016	3,000	71,640
	2015	1,500	35,820

(1)
The Common Shares awarded in 2018, 2017, 2016 and 2015 were awarded on September 13, 2018, September 14, 2017, September 15, 2016 and September 2, 2015, respectively.

(2)
Equals the number of Common Shares not vested multiplied by the closing price of the Common Shares on December 31, 2018.

(3)
Under Mr. Kleifges's retirement agreement, the Common Shares set forth in the table will continue to vest in accordance with the existing terms of Mr. Kleifges's awards through June 30, 2019 and, in connection with his retirement, the Compensation Committee approved the accelerated vesting of all his unvested Common Shares effective as of June 30, 2019.

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2018 Stock Vested

The following table shows Common Share awards made in 2018 and prior years to the Company's named executive officers that vested in 2018.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
John G. Murray	7,700	222,724
Mark L. Kleifges(2)	7,700	222,724
Ethan S. Bornstein	7,500	216,930

(1)
Equals the number of vesting Common Shares multiplied by the closing price on the date that such Common Shares vested in 2018.

(2)
Under Mr. Kleifges's retirement agreement, the Common Shares set forth in the table will continue to vest in accordance with the existing terms of Mr. Kleifges's awards through June 30, 2019 and, in connection with this retirement, the Compensation Committee approved the accelerated vesting of all his unvested Common Shares effective as of June 30, 2019.

Potential Payments upon Termination or Change in Control

The form of share award agreement for awards made to our named executive officers provides for acceleration of vesting of all share awards upon the occurrence of certain change in control or termination events (each, a "Termination Event"). The following table describes the potential payments to our named executive officers upon a Termination Event, if such event had occurred, as of December 31, 2018.

Name	Number of Shares Vested Upon Termination Event (#)	Value Realized on Termination Event as of December 31, 2018 ($)(1)
John G. Murray	15,800	377,304
Mark L. Kleifges(2)	15,800	377,304
Ethan S. Bornstein	15,000	358,200

(1)
Equals the number of Common Shares multiplied by the closing price of the Common Shares on December 31, 2018.

(2)
Under Mr. Kleifges's retirement agreement, the Common Shares set forth in the table will continue to vest in accordance with the existing terms of Mr. Kleifges's awards through June 30, 2019 and, in connection with this retirement, the Compensation Committee approved the accelerated vesting of all his unvested Common Shares effective as of June 30, 2019.

From time to time we have approved, and may in the future approve, the acceleration of vesting of Common Shares previously awarded under the Share Award Plan to former employees of RMR LLC, which may include individuals who are our executive officers, when their employment with RMR LLC is terminated.

For a discussion of the consequences of a Termination Event under the Company's business and property management agreements with RMR LLC, see the below "Related Person Transactions" section.

Pay Ratio

Pay ratio disclosure under Item 402(u) has not been provided because the Company does not have any employees.

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PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

The Audit Committee has the sole authority and responsibility to hire, evaluate and, when appropriate, replace our independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of the independent auditors. The Audit Committee is responsible for approving the audit and permissible non-audit services provided by the independent auditors and the associated fees.

The Audit Committee evaluates the performance of our independent auditors annually and determines whether to re-engage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors' technical expertise and knowledge of our operations and industry, the auditors' independence, legal proceedings involving the auditors, the results of inspections by the Public Company Accounting Oversight Board ("PCAOB") and peer quality reviews of the auditors and the auditors' reputation in the marketplace. In connection with the mandated rotation of the independent auditors' lead engagement partner, the Audit Committee and its chair consider the selection of the new lead engagement partner identified by the independent auditors.

Based on this evaluation, the Audit Committee has appointed Ernst & Young LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2019. Ernst & Young LLP has served as the Company's independent auditors since our formation in 1995 and is considered by management and the Audit Committee to be well qualified. Further, the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as the independent registered public accounting firm is in the best interests of the Company and its shareholders.

The Audit Committee has determined to submit its selection of the independent auditors to our shareholders for ratification. This vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines who to appoint as our independent auditors in the future.

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided to the Company by Ernst & Young LLP for the fiscal years ended December 31, 2018 and 2017.

	2018 Fees($)(1)	2017 Fees ($)
Audit Fees	1,500,101	1,801,135
Audit Related Fees	—	—
Tax Fees	30,500	29,200
All Other Fees	720	456

(1)
The amount of audit fees for 2018 is based on the fees billed and paid to date and on the estimate for remaining fees provided by Ernst & Young LLP to and approved by the Audit Committee for services provided by Ernst & Young LLP, including in connection with the audit of the Company's 2018 financial statements and internal control over financial reporting. The final amount of the fees for those services may vary from the estimate provided.

32    HOSPITALITY PROPERTIES TRUST     2019 Proxy Statement

Audit Fees. This category includes fees associated with the annual financial statements audit and related audit procedures, the audit of internal control over financial reporting, work performed in connection with any registration statements and any applicable Current Reports on Form 8-K and the review of any of the Company's Quarterly Reports on Form 10-Q.

Audit Related Fees. This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in "Audit Fees." These services principally include due diligence in connection with acquisitions, consultation on accounting and internal control matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services.

Tax Fees. This category consists of fees for tax services, including tax compliance, tax advice and tax planning.

All Other Fees. This category consists of services that are not included in the above categories. The amounts for 2018 and 2017 reflect annual subscription fees for Ernst & Young LLP's online accounting research application.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee has established policies and procedures that are intended to control the services provided by our independent auditors and to monitor their continuing independence. Under these policies, our independent auditors may not undertake any services unless the engagement is specifically approved by the Audit Committee or the services are included within a category that has been approved by the Audit Committee. The maximum charge for services is established by the Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, our management is required to notify the Audit Committee when approved services are undertaken and the Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. Our Director of Internal Audit is responsible for reporting to the Audit Committee regarding compliance with these policies and procedures.

The Audit Committee will not approve engagements of the independent auditors to perform non-audit services for the Company if doing so will cause the independent auditors to cease to be independent within the meaning of applicable SEC or Nasdaq rules. In other circumstances, the Audit Committee considers, among other things, whether our independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the PCAOB's rules.

All services for which the Company engaged its independent auditors in fiscal 2018 and 2017 were approved by the Audit Committee. The total fees for audit and non-audit services provided by Ernst & Young LLP in fiscal 2018 and fiscal 2017 are set forth above. The Audit Committee approved the engagement of Ernst & Young LLP to provide the non-audit services described above because it determined that Ernst & Young LLP providing these services would not compromise Ernst & Young LLP's independence and that the firm's familiarity with our record keeping and accounting systems would permit the firm to provide these services with equal or higher quality, more efficiently and at a lower cost than the Company could obtain these services from other providers.

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Other Information

The Company has been advised by Ernst & Young LLP that neither the firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in the Company or its subsidiaries.

One or more representatives of Ernst & Young LLP will be present at the 2019 Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Assuming a quorum is present at the meeting, ratification of the appointment of the independent auditors requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at the 2019 Annual Meeting.

The Board of Trustees recommends a vote "FOR" the ratification of the appointment of Ernst & Young LLP as independent auditors.

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REPORT OF THE AUDIT COMMITTEE

In the course of the Audit Committee's oversight of the Company's financial reporting process, the Audit Committee has: (i) reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2018; (ii) discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed under PCAOB Auditing Standard No. 1301; (iii) received the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the Audit Committee concerning independence; (iv) discussed with the independent auditors their independence; and (v) considered whether the provision of non-audit services by the independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2018, for filing with the SEC.

William A. Lamkin, Chair Donna D. Fraiche John L. Harrington

HOSPITALITY PROPERTIES TRUST     2019 Proxy Statement    35

PROPOSAL 4:  APPROVAL OF AN AMENDMENT TO OUR DECLARATION OF TRUST SO THAT IN A CONTESTED ELECTION OUR TRUSTEES ARE ELECTED BY A PLURALITY OF THE VOTES CAST BY OUR SHAREHOLDERS

The Board has approved, and we are seeking shareholder approval for, an amendment to our Declaration of Trust so that in contested elections our Trustees are elected by a plurality of the votes cast by our shareholders. A contested election is an election in which the total number of nominees for election to the Board at a meeting of shareholders exceeds the total number of Trustees to be elected at such meeting.

A plurality voting standard in contested elections of our Trustees will ensure that if the number of Trustee nominees proposed by the Board and our shareholders exceeds the total number of Trustees to be elected at a meeting, those Trustee nominees who receive the largest number of votes are elected to the Board. The amendment proposed by the Board providing for plurality voting in contested elections of Trustees would align the Company's voting practices with the guidelines of many institutional shareholders and proxy advisory firms and is consistent with best practices.

If the amendment proposed by the Board is not approved, in a contested election, nominees must receive a majority of the votes entitled to be cast in order to be elected by shareholders. As a result, it is possible that in a contested election, due to abstentions and against votes, no Trustee would be elected by shareholders or less than the number of Trustees up for election would be elected, in which event the incumbent Trustee(s) would holdover or, if the incumbent Trustee(s) resign(s), the vacancies on the Board would be filled by the remaining Trustees rather than our shareholders. If the amendment proposed by the Board is approved by our shareholders, in a contested election, the Trustee nominees gaining the largest number of votes would be elected by our shareholders, more accurately reflecting the desires of shareholders.

Set forth immediately below is the text of the amendment proposed by the Board to the second sentence of the fourth paragraph of Section 5.9 of our Declaration of Trust, marked to show the changes proposed. Words that are in bold and double underlined are proposed to be added and words that are crossed out are proposed to be deleted.

  At all elections of Trustees, voting by Shareholders shall be conducted under the non-cumulative method and ~~the election of Trustees shall be by the affirmative vote of the holders of Shares representing a majority of the total number of votes authorized to be cast by shares then outstanding and entitled to vote thereon; provided, however,~~ the election of a Managing Trustee or an Independent Trustee in an uncontested election, which is an election in which the number of nominees for election equals (or is less than) the number to be elected at the meeting, shall be by the affirmative vote of Shares representing a majority of the total number of Share votes cast and the election of a Trustee in a contested election shall be by a plurality of the votes cast by Shares then outstanding and entitled to vote thereon.

Proposal 4 asks shareholders to approve the above described amendment to the second sentence of the fourth paragraph of Section 5.9 of our Declaration of Trust to provide for plurality voting in a contested election. As required under our Declaration of Trust, the proposed amendment to our Declaration of Trust requires the approval of holders of shares representing a majority of the total number of votes authorized to be cast in respect of shares then outstanding and entitled to vote thereon.

The Board of Trustees recommends a vote "FOR" the approval of the amendment to our Declaration of Trust so that in a contested election our Trustees are elected by a plurality of the votes cast by our shareholders.

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FREQUENTLY ASKED QUESTIONS

Proxy Materials and Voting Information

1.  What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for the 2019 Annual Meeting include the Notice Regarding the Availability of Proxy Materials, Notice of 2019 Annual Meeting, this Proxy Statement and the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2018 (the "Annual Report" and, together with the other materials, the "proxy materials"). If you request a paper copy of these materials, the proxy materials will also include a proxy card or voting instruction form.

A proxy statement is a document that the SEC regulations require the Company to give you when it asks you to return a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called your proxy. We are asking you to designate the following three persons as your proxies for the 2019 Annual Meeting: Jennifer B. Clark, Secretary; John G. Murray, Managing Trustee, President and Chief Executive Officer; and Adam D. Portnoy, Managing Trustee.

2.  What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company's registrar and transfer agent, Equiniti Shareowner Services, you are considered a shareholder of record of those shares. If you are a shareholder of record, you should receive only one notice or proxy card for all the Common Shares you hold in certificate form and in book entry form.

If your shares are held in an account you own at a bank or brokerage or you hold shares through another nominee, you are considered the "beneficial owner" of those shares. If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your Common Shares.

If you hold some shares of record and some shares beneficially, you should receive a notice or proxy card for all the Common Shares you hold of record and a separate voting instruction form for the shares from the bank, broker or other nominee through which you own Common Shares.

3.  What different methods can I use to vote?

By Written Proxy.    All shareholders of record can submit voting instructions by written proxy card. If you are a shareholder of record and receive a Notice Regarding the Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee. Proxies submitted by mail must be received by 11:59 p.m., Eastern time, on June 12, 2019 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

By Telephone or Internet.    All shareholders of record also can authorize a proxy to vote their shares by touchtone telephone by calling 1-800-690-6903, or through the internet at www.proxyvote.com, using the procedures and instructions described in your Notice Regarding the Availability of Proxy Materials or

HOSPITALITY PROPERTIES TRUST     2019 Proxy Statement    37

proxy card. Beneficial owners may authorize a proxy by telephone or internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or nominee will include the instructions with the proxy voting materials. To authorize a proxy by telephone or internet, you will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. The telephone and internet proxy authorization procedures are designed to authenticate shareholder identities, to allow shareholders to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the internet must be received by 11:59 p.m., Eastern time, on June 12, 2019 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

In Person.    All shareholders of record may vote in person at the meeting. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described in the response to question 12.

If you have any questions or need assistance in voting your shares or authorizing your proxy, please call the firm assisting the Company in the solicitation of proxies:

Morrow Sodali LLC
470 West Avenue
Stamford, Connecticut 06902
Shareholders Call Toll Free: (800) 662-5200
Banks and Brokers Call Collect: (203) 658-9400

4.  Who may vote at the 2019 Annual Meeting?

Holders of record of Common Shares as of the close of business on February 28, 2019, the record date, may vote at the meeting. Holders of Common Shares are entitled to one vote for each Common Share held on the record date.

5.  What if I authorize a proxy and do not specify how my shares are to be voted?

If you submit a signed proxy card or authorize a proxy by internet or telephone, but do not indicate how your Common Shares should be voted on one or more proposals, then the proxies will vote your shares as the Board of Trustees recommends on those proposals. Other than the proposals listed on pages 12, 22, 32 and 36, we do not know of any other matters to be presented at the meeting. If any other matters are properly presented at the meeting, the proxies may vote your shares in accordance with their best judgment.

6.  What is a quorum? How are abstentions and broker non-votes counted?

A quorum of shareholders is required for shareholders to take action at the 2019 Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast a majority of all the votes entitled to be cast at the 2019 Annual Meeting constitutes a quorum.

Abstentions and broker non-votes are included in determining whether a quorum is present. Abstentions are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of Proposal 1, 2, or 3. Broker non-votes are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of Proposal 1 or 2. There can be no broker non-votes on Proposal 3 as it is a matter on which, if you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary

38    HOSPITALITY PROPERTIES TRUST     2019 Proxy Statement

authority to vote on your behalf. Abstentions and broker non-votes will have the same effect as votes against Proposal 4.

7.  What if I change my mind after I authorize a proxy to vote my shares?

Shareholders have the right to revoke a proxy at any time before it is voted at the 2019 Annual Meeting, subject to the proxy voting deadlines described above. Shareholders may revoke a proxy by authorizing a proxy again on a later date by internet or by telephone (only the last internet or telephone proxy submitted prior to the meeting will be counted) or by signing and returning a later dated proxy card or by attending the meeting and voting in person. If you are a beneficial owner, see the response to question 12.

A shareholder's attendance at the 2019 Annual Meeting will not revoke that shareholder's proxy unless that shareholder votes again at the meeting or sends an original written statement to the Secretary of the Company revoking the prior proxy. An original written notice of revocation or subsequent proxy should be delivered to Hospitality Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, Attention: Secretary, or hand delivered to the Secretary before the taking of the vote at the 2019 Annual Meeting.

Beneficial owners who wish to change their votes should contact the organization that holds their shares.

8.  Can I access the proxy materials on the internet? How can I sign up for the electronic proxy delivery service?

The Notice of 2019 Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the internet through the conclusion of the 2019 Annual Meeting.

Instead of receiving future copies of the Company's proxy materials by mail, shareholders of record and most beneficial owners may elect to receive these materials electronically. Opting to receive your future proxy materials electronically will reduce the environmental impact of our annual meeting, save us the cost of printing and mailing documents, and also will give you an electronic link to our proxy voting site. Your Notice Regarding the Availability of Proxy Materials instructs you as to how you may request electronic delivery of future proxy materials.

9.  How are proxies solicited and what is the cost?

The Company bears all expenses incurred in connection with the solicitation of proxies. The Company has engaged Morrow Sodali LLC ("Morrow Sodali") to assist with the solicitation of proxies for an estimated fee of $25,000 plus reimbursement of expenses. The Company has agreed to indemnify Morrow Sodali against certain liabilities arising out of the Company's agreement with Morrow Sodali. We will request banks, brokers and other nominees to forward proxy materials to the beneficial owners of Common Shares and to obtain their voting instructions. We will reimburse those firms for their expenses of forwarding proxy materials.

Proxies may also be solicited, without additional compensation, by the Company's Trustees and officers, and by RMR LLC, its officers and employees and its parent's and subsidiaries' directors, officers and employees, by mail, telephone or other electronic means or in person.

HOSPITALITY PROPERTIES TRUST     2019 Proxy Statement    39

10.  What is householding?

As permitted by the Exchange Act, we may deliver only one copy of the Notice Regarding the Availability of Proxy Materials, Notice of 2019 Annual Meeting, this Proxy Statement and the Annual Report to shareholders residing at the same address, unless the shareholders have notified us of their desire to receive multiple copies of those documents. This practice is known as "householding."

We will deliver a separate copy of any of those documents to you if you write to the Company at Investor Relations, Hospitality Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or call the Company at (617) 796-8232. If you want to receive separate copies of our notices regarding the availability of proxy materials, notices of annual meetings, proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us at the above address or telephone number.

2019 Annual Meeting Information

11.  How do I attend the 2019 Annual Meeting in person?

Attendance at the meeting is limited to the Company's Trustees and officers, shareholders as of the record date (February 28, 2019) or their duly authorized representatives or proxies, and other persons permitted by the Chairman of the meeting. All attendees need photo identification for admission.

  •
  Record owners: If you are a shareholder as of the record date who holds shares directly, you need not present any documentation to attend the 2019 Annual Meeting, other than photo identification.

  •
  Beneficial owners: If you are a shareholder as of the record date who holds shares indirectly through a brokerage firm, bank or other nominee, you must present evidence of your beneficial ownership of shares. For this purpose, a copy of a letter or account statement from the applicable brokerage firm, bank or other nominee confirming such ownership will be acceptable and such copy may be retained by the Company. Please note that you will not be able to vote your shares at the meeting without a legal proxy, as described in the response to question 12.

If you have questions regarding these admission procedures, please call Investor Relations at (617) 796-8232.

12.  How can I vote in person at the meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at the 2019 Annual Meeting, you need a legal proxy from your bank, broker or other nominee. You also need to follow the procedures described in the response to question 11 and to bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 11. However, you will not be able to vote your shares at the meeting without a legal proxy. The Company encourages you to vote your shares in advance, even if you intend to attend the meeting.

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Company Documents, Communications and Shareholder Proposals

13.  How can I view or request copies of the Company's SEC filings and other documents?

You can visit our website to view our Governance Guidelines, Board committee charters and the Code. To view these documents, go to www.hptreit.com, click on "Investors" and then click on "Governance." To view the Company's SEC filings and Forms 3, 4 and 5 filed by the Company's Trustees and executive officers, go to www.hptreit.com, click on "Investors," and then click on "Financial Information" and then click on "SEC Filings."

We will deliver free of charge, upon request, a copy of the Company's Governance Guidelines, Board committee charters, Code or Annual Report to any shareholder requesting a copy. Requests should be directed to Investor Relations at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

14.  How can I communicate with the Company's Trustees?

Any shareholder or other interested person who wants to communicate with the Company's Trustees, individually or as a group, should write to the party for whom the communication is intended, c/o Secretary, Hospitality Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or email secretary@hptreit.com. The communication will then be delivered to the appropriate party or parties.

15.  How do I submit a proposal for action at the 2020 annual meeting of shareholders?

A proposal for action to be presented by any shareholder at the Company's 2020 annual meeting of shareholders must be submitted as follows:

  •
  For a proposal to be eligible to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at the Company's principal executive offices by December 17, 2019.

  •
  If the proposal is not to be included in the proxy statement pursuant to Rule 14a-8, the proposal must be made in accordance with the procedures and requirements set forth in our Bylaws, and must be received by the Company not later than 5:00 p.m., Eastern time, on December 17, 2019 and not earlier than November 17, 2019.

Proposals should be sent to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

For additional information regarding how to submit a shareholder proposal, see page 11 of this Proxy Statement.

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RELATED PERSON TRANSACTIONS

The descriptions of agreements in this "Related Person Transactions" section do not purport to be complete and are subject to, and qualified in their entirety by, reference to the actual agreements, copies of certain of which are filed as exhibits to the Form 10-K.

A "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) the Company was, is or will be a participant, (ii) the amount involved exceeds $120,000 and (iii) any related person had, has or will have a direct or indirect material interest.

A "related person" means any person who is, or at any time since January 1, 2018 was:

  •
  a Trustee, a nominee for Trustee or an executive officer of the Company;

  •
  known to the Company to be the beneficial owner of more than 5.0% of the outstanding Common Shares when a transaction in which such person had a direct or indirect material interest occurred or existed;

  •
  an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of any of the persons referenced in the preceding two bullets, and any person (other than a tenant or employee) sharing the household of any of the persons referenced in the preceding two bullets; or

  •
  a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10.0% or greater beneficial ownership interest.

The Company has adopted written Governance Guidelines that describe the consideration and approval of related person transactions. Under these Governance Guidelines, the Company may not enter a transaction in which any Trustee or executive officer, any member of the immediate family of any Trustee or executive officer or other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to the Board and the Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Trustees, even if the disinterested Trustees constitute less than a quorum. If there are no disinterested Trustees, the transaction must be reviewed, authorized and approved or ratified by both (i) the affirmative vote of a majority of the Board and (ii) the affirmative vote of a majority of the Independent Trustees. In determining whether to approve or ratify a transaction, the Board, or disinterested Trustees or Independent Trustees, as the case may be, also act in accordance with any applicable provisions of the Company's Declaration of Trust and Bylaws and consider all of the relevant facts and circumstances and approve only those transactions that they determine are fair and reasonable to the Company. All related person transactions described below were reviewed and approved or ratified by a majority of the disinterested Trustees or otherwise in accordance with the Company's policies, Declaration of Trust and Bylaws, each as described above. In the case of transactions with the Company by employees of RMR Inc. and its subsidiaries who are subject to the Code but who are not Trustees or executive officers of the Company, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of the Company's Governance Guidelines and the Code are available on the Company's website, www.hptreit.com.

Certain Related Person Transactions

Relationship with TA.   TA was the Company's 100% owned subsidiary until the Company distributed its common shares to the Company's shareholders in 2007. TA is the Company's largest tenant and property operator, leasing 32% of the Company's gross carrying value of real estate properties as of December 31, 2018. The Company is TA's largest shareholder; as of December 31, 2018, the Company owned 3,420,000 common shares, representing approximately 8.5% of TA's outstanding common shares. One of the Company's Managing Trustees, Adam D. Portnoy, is a managing director of TA. Barry M. Portnoy, Adam Portnoy's father, served as a managing director of TA and a Managing Trustee of the Company

42    HOSPITALITY PROPERTIES TRUST     2019 Proxy Statement

until his death on February 25, 2018. TA's chief executive officer, president and chief operating officer, executive vice president, chief financial officer and treasurer and executive vice president and general counsel are also officers and employees of RMR LLC. RMR LLC provides management services to both the Company and TA. As of December 31, 2018, RMR LLC owned 1,492,691 common shares, representing approximately 3.7% of TA's outstanding common shares.

Spin-Off of TA.   In connection with TA's spin-off, the Company entered a transaction agreement with TA and RMR LLC, pursuant to which TA granted the Company a right of first refusal to purchase, lease, mortgage or otherwise finance any interest TA owns in a travel center before it sells, leases, mortgages or otherwise finances that travel center to or with another party, and TA also granted the Company and any other company managed by RMR LLC a right of first refusal to acquire or finance any real estate of the types in which the Company or they invest before TA does. TA also agreed that for so long as TA is a tenant of the Company's, TA will not permit: the acquisition by any person or group of beneficial ownership of 9.8% or more of the voting shares or the power to direct the management and policies of TA or any of its subsidiary tenants or guarantors under its leases with the Company; the sale of a material part of the assets of TA or any such tenant or guarantor; or the cessation of certain continuing directors constituting a majority of the board of directors of TA or any such tenant or guarantor. TA also agreed not to take any action that might reasonably be expected to have a material adverse impact on the Company's ability to qualify as a REIT and to indemnify the Company for any liabilities it may incur relating to TA's assets and business.

TA Leases.   The Company leases travel center properties to TA under five leases with TA (the "TA Leases").

On January 16, 2019, the Company entered agreements with TA (the "Transaction Agreements"), pursuant to which in January 2019:

  •
  The Company sold to TA 20 travel center properties, which TA previously leased from the Company, for a total purchase price of approximately $308.2 million.

  •
  Upon completing these transactions, these travel center properties were removed from the TA Leases and the annual minimum rent payable to the Company by TA under the TA Leases was reduced by approximately $43.1 million, in aggregate.

  •
  Commencing on April 1, 2019, TA will pay to the Company 16 quarterly installments of approximately $4.4 million each (an aggregate of $70.5 million) to fully satisfy and discharge TA's $150.0 million deferred rent obligation to the Company that otherwise would have become due in five installments between 2024 and 2030.

  •
  Commencing with the year ending December 31, 2020, TA will be obligated to pay to the Company an additional amount of percentage rent equal to one half percent (0.5%) of the excess of TA's annual nonfuel revenues at leased sites over the nonfuel revenues for each respective site for the year ending December 31, 2019.

  •
  The term of each TA Lease was extended by three years.

  •
  Certain of the 179 travel center properties that TA continues to lease from the Company were reallocated among the TA Leases.

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The number of travel centers, the terms, the annual minimum rent and the deferred rent balances owed to the Company by TA under the TA Leases, as of February 26, 2019, were as follows (dollar amounts in thousands):

	Number of Travel Centers(1)	Initial Term End Date(1)	Annual Minimum Rent	Deferred Rent

TA No. 1 Lease	36	December 31, 2032	$49,018	$14,175
TA No. 2 Lease	36	December 31, 2031	44,663	12,847
TA No. 3 Lease	35	December 31, 2029	42,404	12,603
TA No. 4 Lease	37	December 31, 2033	48,381	12,961
TA No. 5 Lease	35	June 30, 2035	61,617	17,872
Total	179		$246,083	$70,458

(1)
TA has two renewal options of 15 years each under each of the TA Leases.

The TA Leases are "triple net" leases that require TA to pay all costs incurred in the operation of the leased travel centers, including personnel, utility, inventory, customer service and insurance expenses, real estate and personal property taxes, environmental related expenses, underground storage tank removal costs and ground lease payments at those travel centers at which the Company leases the property and subleases it to TA. The TA Leases generally require TA to indemnify the Company for certain environmental matters and for liabilities that arise during the terms of the leases from ownership or operation of the leased travel centers. In addition, TA is obligated to pay the Company at lease expiration an amount equal to an estimate of the cost of removing underground storage tanks on the leased properties. The TA Leases do not require FF&E escrow deposits. However, TA is required to maintain the leased travel centers, including structural and non-structural components. Under the TA Leases, TA generally cannot own, franchise, finance, operate, lease or manage any travel center or similar property that is owned by the Company within 75 miles in either direction along the primary interstate on which a travel center owned by the Company is located without the Company's consent.

The Company recognized rental income of approximately $302.3 million for the year ended December 31, 2018 under the TA Leases. Rental income for the year ended December 31, 2018 included approximately $12.1 million of adjustments necessary to record the deferred rent obligations under the TA Leases and the estimated future payments to the Company by TA for the cost of removing underground storage tanks, in each case, on a straight line basis.

In addition to the payment of annual minimum rent, the TA Nos. 1, 2, 3 and 4 Leases provide for payment to the Company of percentage rent based on increases in total nonfuel revenues over base year levels (3% of nonfuel revenues above 2015 nonfuel revenues, and, pursuant to the Transaction Agreements, an additional half percent (0.5%) of nonfuel revenues above 2019 nonfuel revenues beginning with the year ending December 31, 2020) and the TA No. 5 Lease provides for payment to the Company of percentage rent based on increases in total nonfuel revenues over base year levels (3% of nonfuel revenues above 2012 nonfuel revenues, and, pursuant to the Transaction Agreements, an additional half percent (0.5%) of nonfuel revenues above 2019 nonfuel revenues beginning with the year ending December 31, 2020). The total amount of percentage rent from TA that the Company recognized was approximately $3.5 million for the year ended December 31, 2018.

Under the TA Leases, TA may request that the Company fund capital improvements in return for increases in TA's annual minimum rent according to the following formula: the annual minimum rent is increased by an amount equal to the amount funded by the Company multiplied by the greater of (1) 8.5% or (2) a benchmark U.S. Treasury interest rate plus 3.5%. TA is not obligated to request and the Company is not obligated to fund any such improvements. The Company funded approximately $56.3 million, during the year ended December 31, 2018, for capital improvements to the Company's travel center properties and, as a result, TA's annual minimum rent payable to the Company increased by approximately $4.8 million. The Company currently expects to fund approximately $30.0 million for renovations and other capital improvements to the Company's travel centers during the year ending December 31, 2019.

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In December 2017, the Company received, net of expenses, approximately $1.0 million as the final payment with respect to a travel center the Company previously owned in Roanoke, Virginia that the Company leased to TA and which was taken by eminent domain proceedings brought by the Virginia Department of Transportation in 2014. This final payment was allocated in 2018 to TA as set forth in the lease.

Relationships with RMR LLC and Others Related to It.   The Company has relationships and historical and continuing transactions with RMR LLC, RMR Inc., and others related to them. One of the Company's Managing Trustees, Adam Portnoy, as the sole trustee of ABP Trust, is the controlling shareholder of RMR Inc., is a managing director and the president and chief executive officer of RMR Inc. and an officer and employee of RMR LLC. Barry Portnoy was the Company's other Managing Trustee and a managing director and an officer of RMR Inc. and an officer and employee of RMR LLC until his death on February 25, 2018. John G. Murray, the Company's other Managing Trustee and the Company's President and Chief Executive Officer, and each of the Company's other officers is also an officer and employee of RMR LLC, including Ethan S. Bornstein, the brother-in-law of Adam Portnoy, and Brian E. Donley, who succeeded Mark L. Kleifges as the Company's Chief Financial Officer and Treasurer effective January 1, 2019. Mark Kleifges, resigned from his positions as the Company's Chief Financial Officer and Treasurer of the Company effective December 31, 2018. The Company's Independent Trustees also serve as independent trustees or independent directors of other public companies to which RMR LLC or its subsidiaries provide management services. Adam Portnoy serves, and, until his death, Barry Portnoy served, as a managing director or managing trustee of these companies and other officers of RMR LLC serve as managing trustees or managing directors of certain of these companies. In addition, officers of RMR LLC and RMR Inc. serve as the Company's officers and officers of other companies to which RMR LLC or its subsidiaries provide management services.

RMR LLC or its subsidiaries provide management services to four other Nasdaq listed REITs: OPI, which owns buildings primarily leased to single tenants and those with high credit quality characteristics, such as government tenants; ILPT, which owns industrial and logistics properties; SNH, which primarily owns healthcare, senior living and medical office buildings; and TRMT, which primarily originates and invests in first mortgage loans secured by middle market and transitional commercial real estate. RMR LLC also provides services to other publicly and privately owned companies, including: FVE, which is listed on the Nasdaq and operates senior living communities; TA, the Company's largest tenant, which is listed on the Nasdaq and operates and franchises travel centers and restaurants; and Sonesta International Hotels Corporation ("Sonesta"), which managed 51 of the Company's hotels as of December 31, 2018 and operates, manages and franchises hotels, resorts and cruise ships. A subsidiary of RMR LLC is an investment adviser to RIF, a closed end investment company listed on the NYSE American, which invests in securities of real estate companies that are not managed by RMR LLC.

The Company has no employees. The personnel and various services the Company requires to operate the Company's business are provided to the Company by RMR LLC. The Company has two agreements with RMR LLC to provide management services to the Company: (i) a business management agreement, which relates to the Company's business generally, and (ii) a property management agreement, which relates to the Company's property level operations of the office building component of one of the Company's hotels. Both of these management agreements are described below, see "—Management Agreements with RMR LLC."

Ownership Interest in RMR Inc. and Registration and Lock-up Agreements.   The Company currently holds 2,503,777 shares of class A common stock of RMR Inc. which the Company acquired in June 2015 in a transaction pursuant to which, among other things, the Company and three other REITs then managed by RMR LLC acquired class A common stock of RMR Inc. and entered into amended and restated business and property management agreements with RMR LLC. The Company is party to a registration rights agreement with RMR Inc. covering the shares of class A common stock of RMR Inc. issued to the Company in this transaction, pursuant to which the Company has demand and piggyback registration rights, subject to certain limitations.

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The Company is also party to a lock up and registration rights agreement with ABP Trust, Adam Portnoy and Barry Portnoy pursuant to which they (on behalf of themselves and their permitted transferees) agreed not to transfer the 1,490,000 Common Shares that ABP Trust received in this transaction for a 10 year period ending on June 5, 2025 and they have certain demand and piggyback registration rights, subject, in each case, to certain exceptions.

Management Agreements with RMR LLC.   The Company's management agreements with RMR LLC provide for an annual base management fee, an annual incentive management fee and property management and construction supervision fees, payable in cash, among other terms:

  •
  Base Management Fee. The annual base management fee payable to RMR LLC by the Company for each applicable period is equal to the lesser of:

  o
  the sum of (a) 0.7% of the average aggregate historical cost of the Company's real estate investments up to $250.0 million, plus (b) 0.5% of the average aggregate historical cost of the Company's real estate investments exceeding $250.0 million; and

  o
  the sum of (a) 0.7% of the average closing price per Common Share on the stock exchange on which such Common Shares are principally traded during such period, multiplied by the average number of Common Shares outstanding during such period, plus the daily weighted average of the aggregate liquidation preference of each class of the Company's preferred shares outstanding during such period, plus the daily weighted average of the aggregate principal amount of the Company's consolidated indebtedness during such period (together, the "Company's Average Market Capitalization") up to $250.0 million, plus (b) 0.5% of the Company's Average Market Capitalization exceeding $250.0 million.

    The average aggregate historical cost of the Company's real estate investments includes the Company's consolidated assets invested, directly or indirectly, in equity interests in or loans secured by real estate and personal property owned in connection with such real estate (including acquisition related costs and costs which may be allocated to intangibles or are unallocated), all before reserves for depreciation, amortization, impairment charges or bad debts or other similar non-cash reserves.

  •
  Incentive Management Fee. The incentive management fee which may be earned by RMR LLC for an annual period is calculated as follows:

  o
  An amount, subject to a cap, based on the value of the outstanding Common Shares, equal to 12.0% of the product of:

  ▪
  the Company's equity market capitalization on the last trading day of the year immediately prior to the relevant three year measurement period, and

  ▪
  the amount (expressed as a percentage) by which the total return per share, as defined in the business management agreement and further described below, of the holders of Common Shares (i.e., share price appreciation plus dividends) exceeds the total shareholder return of the SNL U.S. REIT Hotel Index, or the benchmark return per share, for the relevant measurement period.

      For purposes of the total return per share of the holders of Common Shares, share price appreciation for a measurement period is determined by subtracting (1) the closing price of the Common Shares on the Nasdaq on the last trading day of the year immediately before the first year of the applicable measurement period, or the initial share price, from (2) the average closing price of the Common Shares on the 10 consecutive trading days having the highest average closing prices during the final 30 trading days in the last year of the measurement period.

    o
    The calculation of the incentive management fee (including the determinations of the Company's equity market capitalization, initial share price and the total return per share of holders of Common Shares) is subject to adjustments if additional Common Shares are issued during the measurement period.

46    HOSPITALITY PROPERTIES TRUST     2019 Proxy Statement

    o
    No incentive management fee is payable by the Company unless the total return per share during the measurement period is positive.

    o
    The measurement periods are three year periods ending with the year for which the incentive management fee is being calculated.

    o
    If the Company's total return per share exceeds 12.0% per year in any measurement period, the benchmark return per share is adjusted to be the lesser of the total shareholder return of the SNL U.S. REIT Hotel Index for such measurement period and 12.0% per year, or the adjusted benchmark return per share. In instances where the adjusted benchmark return per share applies, the incentive management fee will be reduced if the Company's total return per share is between 200 basis points and 500 basis points below the SNL U.S. REIT Hotel Index by a low return factor, as defined in the business management agreement, and there will be no incentive management fee paid if, in these instances, the Company's total return per share is more than 500 basis points below the SNL U.S. REIT Hotel Index.

    o
    The incentive management fee is subject to a cap. The cap is equal to the value of the number of Common Shares which would, after issuance, represent 1.5% of the number of Common Shares then outstanding multiplied by the average closing price of Common Shares during the 10 consecutive trading days having the highest average closing prices during the final 30 trading days of the relevant measurement period.

    o
    Incentive management fees the Company paid to RMR LLC for any period may be subject to "clawback" if the Company's financial statements for that period are restated due to material non-compliance with any financial reporting requirements under the securities laws as a result of the bad faith, fraud, willful misconduct or gross negligence of RMR LLC and the amount of the incentive management fee the Company paid was greater than the amount the Company would have paid based on the restated financial statements.

    Pursuant to the Company's business management agreement with RMR LLC, the Company recognized net business management fees of approximately $39.9 million for the year ended December 31, 2018, which amount reflects a reduction of approximately $3.6 million for the amortization of the liability the Company recorded in accordance with generally accepted accounting principles in connection with the Company's acquisition of interest in RMR Inc. in June 2015.

    Pursuant to the Company's business management agreement with RMR LLC, in January 2019, the Company paid RMR LLC an incentive management fee of approximately $53.6 million for the year ended December 31, 2018. In calculating the incentive management fee payable by the Company, the Company's total shareholder return per share(1) and benchmark return per share were adjusted in accordance with the Company's business management agreement to reflect aggregate net increases in the number of Common Shares outstanding as a result of certain share issuances and repurchases by the Company during the three year measurement period ended December 31, 2018.

  •
  Property Management and Construction Supervision Fees.    The property management fees payable to RMR LLC by the Company for each applicable period are equal to 3.0% of gross collected rents and the construction supervision fees payable to RMR LLC by the Company for each applicable period are equal to 5.0% of construction costs for the office building component of one of the Company's hotels that is subject to the Company's property management agreement with RMR LLC.

1
"Total shareholder return" for purposes of the incentive management fee calculation differs from "total shareholder return" presented in the performance graph in the Annual Report because "total shareholder return" for purposes of the incentive management fee calculation has been determined in accordance with the terms of the business management agreement and includes adjustments for Common Shares issued and repurchased during the period and other items whereas "total shareholder return" presented in the performance graph is determined in the same or similar manner as each index reflected in the performance graph and does not include such adjustments and other items.

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    Pursuant to the Company's property management agreement with RMR LLC, the Company recognized aggregate property management and construction supervision fees of $64,000 for the year ended December 31, 2018.

  •
  Expense Reimbursement.  The Company is generally responsible for all of the Company's operating expenses, including certain expenses incurred or arranged by RMR LLC on the Company's behalf. The Company is generally not responsible for payment of RMR LLC's employment, office or administrative expenses incurred to provide management services to the Company, except for the employment and related expenses of RMR LLC's employees assigned to work exclusively or partly at the office building component of one of the Company's hotels, the Company's share of the wages, benefits and other related costs of RMR LLC's centralized accounting personnel, the Company's share of RMR LLC's costs for providing the Company's internal audit function and as otherwise agreed. The Company's property level operating expenses are generally incorporated into rents charged to the Company's tenants, including certain payroll and related costs incurred by RMR LLC. The Company reimbursed RMR LLC approximately $0.2 million for property management related expenses related to the office building component of one of the Company's hotels for the year ended December 31, 2018. The Audit Committee appoints the Company's Director of Internal Audit and the Compensation Committee approves the costs of the Company's internal audit function. The amount recognized as expense for internal audit costs was approximately $0.2 million for the year ended December 31, 2018.

  •
  Term.    The Company's management agreements with RMR LLC have terms that end on December 31, 2038, and automatically extend on December 31st of each year for an additional year, so that the terms of the Company's management agreements thereafter end on the 20th anniversary of the date of the extension.

  •
  Termination Rights.    The Company has the right to terminate one or both of the Company's management agreements with RMR LLC: (i) at any time on 60 days' written notice for convenience, (ii) immediately on written notice for cause, as defined therein, (iii) on written notice given within 60 days after the end of an applicable calendar year for a performance reason, as defined therein, and (iv) by written notice during the 12 months following a change of control of RMR LLC, as defined therein. RMR LLC has the right to terminate the management agreements for good reason, as defined therein.

  •
  Termination Fee.    If the Company terminates one or both of the Company's management agreements with RMR LLC for convenience, or if RMR LLC terminates one or both of the Company's management agreements for good reason, the Company has agreed to pay RMR LLC a termination fee in an amount equal to the sum of the present values of the monthly future fees, as defined therein, for the terminated management agreement(s) for the term that was remaining prior to such termination, which, depending on the time of termination would be between 19 and 20 years. If the Company terminates one or both of the Company's management agreements with RMR LLC for a performance reason, the Company has agreed to pay RMR LLC the termination fee calculated as described above, but assuming a 10 year term was remaining prior to the termination. The Company is not required to pay any termination fee if the Company terminates the Company's management agreements with RMR LLC for cause or as a result of a change of control of RMR LLC.

  •
  Transition Services.    RMR LLC has agreed to provide certain transition services to the Company for 120 days following an applicable termination by the Company or notice of termination by RMR LLC, including cooperating with the Company and using commercially reasonable efforts to facilitate the orderly transfer of the management and real estate investment services provided under the Company's business management agreement and to facilitate the orderly transfer of the management of the managed properties under the Company's property management agreement, as applicable.

  •
  Vendors.    Pursuant to the Company's management agreements with RMR LLC, RMR LLC may from time to time negotiate on the Company's behalf with certain third party vendors and suppliers for the procurement of goods and services to the Company. As part of this arrangement, the

48    HOSPITALITY PROPERTIES TRUST     2019 Proxy Statement

    Company may enter agreements with RMR LLC and other companies to which RMR LLC or its subsidiaries provide management services for the purpose of obtaining more favorable terms from such vendors and suppliers.

  •
  Investment Opportunities. Under the Company's business management agreement with RMR LLC, the Company acknowledges that RMR LLC may engage in other activities or businesses and act as the manager to any other person or entity (including other REITs) even though such person or entity has investment policies and objectives similar to the Company's and the Company is not entitled to preferential treatment in receiving information, recommendations and other services from RMR LLC.

Share Awards to RMR LLC Employees.   The Company awards Common Shares to the Company's officers and other employees of RMR LLC annually. Generally, one fifth of these awards vests on the date of the awards and one fifth vests on each of the next four anniversaries of the dates of the awards. During 2018, the Company awarded to the Company's officers and other employees of RMR LLC annual awards of 97,000 Common Shares, valued at approximately $2.8 million, in aggregate, based upon the closing price of the Common Shares on the Nasdaq on the date the awards were made under the Company's equity compensation plan. These share awards to RMR LLC employees are in addition to the share awards made to the Company's current and former Managing Trustees, as Trustee compensation, and the fees the Company paid to RMR LLC. During 2018, the Company purchased 21,202 Common Shares, at the closing price of the Common Shares on the Nasdaq on the date of purchase, from certain of the Company's officers and other employees of RMR LLC in satisfaction of tax withholding and payment obligations in connection with the vesting of awards of Common Shares.

On occasion, the Company has entered into arrangements with former employees of RMR LLC in connection with the termination of their employment with RMR LLC, providing for the acceleration of vesting of Common Share awards previously awarded to them under the Company's equity compensation plans. The aggregate value of the Common Share awards the Company so accelerated, measured as of the effective dates of acceleration, was approximately $52,000, in aggregate, for the year ended December 31, 2018. Additionally, each of the Company's executive officers during 2018 received share awards of RMR Inc. and other companies to which RMR LLC or its subsidiaries provide management services, including TA, in their capacities as officers or employees of RMR LLC.

Lease with RMR LLC.   The Company leases office space to RMR LLC in the office building component of one of the Company's hotels. Pursuant to the Company's lease agreement with RMR LLC, the Company recognized rental income from RMR LLC for leased office space of $35,000 for the year ended December 31, 2018. The Company's office space lease with RMR LLC is terminable by RMR LLC if the Company's management agreements with RMR LLC are terminated.

Other.   The Company has in the past held, and likely will in the future hold, business meetings at hotels operated by Sonesta, which is majority owned by one of the Company's Managing Trustees, Adam Portnoy, and the remainder was owned by Barry Portnoy until his death and which manages certain hotels owned by the Company, and the Company's Trustees and officers have in the past stayed, and are likely in the future to stay, overnight at hotels operated by Sonesta when traveling for Company business. The Company pays Sonesta for the use of meeting space and related services and pays Sonesta or reimburses the Company's Trustees and officers for the costs of these hotel stays.

Relationship with Sonesta and Others Related to It.   As of December 31, 2018, Sonesta managed 51 of the Company's hotels. One of the Company's Managing Trustees, Adam Portnoy, also serves as a director and owns a majority of Sonesta, and Barry Portnoy, a former Managing Trustee of the Company, served as a director and owned the remaining shares of Sonesta until his death on February 25, 2018. One of Sonesta's other directors serves as a managing director of RMR Inc., as executive vice president, general counsel and secretary of RMR Inc. and RMR LLC and as the Company's Secretary, and Sonesta's other director serves as an executive officer of RMR LLC and as one of the Company's Managing Trustees and the Company's President and Chief Executive Officer. Sonesta's chief executive officer and chief financial officer are officers of RMR LLC. Certain other officers and employees of Sonesta are former employees of RMR LLC. RMR LLC also provides certain services to Sonesta.

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Management Agreements With Sonesta.   As of December 31, 2018, Sonesta managed 12 of the Company's full service hotels and 39 of the Company's limited service hotels pursuant to management agreements for each of the hotels (collectively, the "Sonesta agreement") and a pooling agreement, which combines those management agreements for purposes of calculating gross revenues, payment of hotel operating expenses, payment of fees and distributions and minimum returns due to the Company.

The Sonesta agreement provides that the Company is paid a fixed annual minimum return equal to 8.0% of the Company's invested capital, as defined therein, which was approximately $127.1 million as of December 31, 2018, if gross revenues of the hotels, after payment of hotel operating expenses and management and related fees (other than Sonesta's incentive fee, if applicable), are sufficient to do so. The Sonesta agreement further provides that the Company is paid an additional return based upon operating profits, as defined therein, after payment of Sonesta's incentive fee, if applicable. The Company realized returns of approximately $78.1 million during the year ended December 31, 2018 under the Sonesta agreement. The Company does not have any security deposits or guarantees for its Sonesta hotels. Accordingly, the returns the Company receives from the Sonesta hotels are limited to the hotels' available cash flows after payment of operating expenses including management and related fees.

The Sonesta agreement provides that Sonesta is entitled to receive, after payment of hotel operating expenses, a base management fee equal to 3.0% of gross revenues for the Company's full service Sonesta hotels and 5.0% of gross revenues for the Company's limited service Sonesta hotels. Additionally, Sonesta is entitled to a reservation fee equal to 1.5% of gross room revenues, as defined in the Sonesta agreement, a system fee for centralized services of 1.5% of gross revenues, a procurement and construction supervision fee equal to 3.0% of third party costs of capital expenditures and an incentive management fee equal to 20.0% of operating profits remaining after reimbursement to the Company and to Sonesta of certain advances and payment of the Company's minimum returns. Sonesta's incentive management fee, but not its other fees, is earned only after the Company's minimum returns are paid. The Sonesta agreement also provides that the costs incurred by Sonesta for advertising, marketing, promotional and public relations programs and campaigns, including "frequent stay" rewards programs, for the benefit of the Company's Sonesta hotels are subject to reimbursement by the Company or are otherwise treated as hotel operating expenses, subject to the Company's approval. The Company incurred base management, reservation and system fees and reimbursement costs for certain guest loyalty, marketing program and third party reservation transmission fees of approximately $34.8 million for the year ended December 31, 2018 under the Sonesta agreement. In addition, the Company recognized procurement and construction supervision fees of approximately $2.4 million for the year ended December 31, 2018 under the Sonesta agreement.

The Sonesta agreement does not require FF&E escrow deposits, but does require the Company to fund capital expenditures that the Company approves at the Company's Sonesta hotels. The Company funded approximately $82.3 million for renovations and other capital improvements to hotels included in the Sonesta agreement during the year ended December 31, 2018. The Company currently expects to fund approximately $100.0 million and $33.0 million during 2019 and 2020, respectively, for renovations and other capital improvements to certain hotels under the Sonesta agreement. The Company owed Sonesta approximately $5.7 million for capital expenditure reimbursements and for a previously estimated overpayment of minimum returns advanced at December 31, 2018.

The Sonesta agreement expires in January 2037, and will be extended automatically for up to two successive 15 year renewal terms unless Sonesta elects not to renew any such agreement. Under the pooling agreement, if Sonesta elects not to renew a management agreement, that will be deemed to be a notice of non-renewal for all of the Company's management agreements with Sonesta. The Company generally has the right to terminate a management agreement with Sonesta after three to four years without cause upon payment of a termination fee. The Company also has the right to terminate a management agreement with Sonesta without a termination fee if the Company's minimum return is less than 6.0% of the Company's invested capital during any three of four applicable consecutive years. Both the Company and Sonesta have the right to terminate any management agreement included in the Sonesta agreement upon a change in control, as defined therein, of the other party, and under certain other circumstances that, in the case of termination by Sonesta, may require that the Company pay a

50    HOSPITALITY PROPERTIES TRUST     2019 Proxy Statement

termination fee to Sonesta. Under the pooling agreement, if the Company or Sonesta terminates a management agreement following a change of control, that will be deemed a termination of all of the Company's management agreements with Sonesta. Under the Sonesta agreement, if the Company terminates without cause, or if Sonesta terminates under certain circumstances, the termination fee is an amount equal to the present value of the payments that would have been made to Sonesta as a base management fee, reservation fee, system fee and incentive management fee, each as defined therein, between the date of termination of the applicable agreement and the scheduled expiration date of the term that was remaining prior to such termination, which present value is calculated based upon the average of each of such fees earned in each of the three years ended prior to the date of termination, discounted at an annual rate equal to 8.0%. The Company may designate a hotel as "non-economic" under the pooling agreement, in which case the hotel would be subject to sale and the applicable Sonesta management agreement would be terminated, and the Company has an early termination right under each of the management agreements included in the Sonesta agreement if the applicable hotel does not meet certain criteria for the stipulated measurement period. These stipulated measurement periods begin on the later of January 1, 2017 and January 1st of the year beginning at least 18 months following the effective date of the applicable management agreement.

Prior to May 8, 2018, the Company leased The Clift Hotel in San Francisco, CA to Morgans Hotel Group ("Morgans"). This lease was scheduled to expire in 2103 and required annual rent to us of approximately $7.6 million. During the period of January 1, 2018 through May 8, 2018, all contractual rent due to the Company under the Morgans lease was paid to the Company. On May 8, 2018, pursuant to a settlement agreement with Morgans and SBE Entertainment Group, LLC, the Company's Morgans lease was terminated and Morgans surrendered possession of the hotel to the Company. The Company rebranded this hotel to the Royal Sonesta® brand and added it to the Company's management agreement with Sonesta. The terms of the management agreement for this hotel are consistent with the terms of the Company's other management agreements with Sonesta for full service hotels.

On October 30, 2018, the Company acquired a hotel with 164 suites in Scottsdale, AZ for a purchase price of approximately $36.0 million, including capitalized acquisition costs of approximately $0.1 million. In connection with this acquisition, the Company converted this hotel to the Sonesta Suites® brand and entered into a management agreement for this hotel with Sonesta, the terms of which are consistent with the terms of the Company's other management agreements with Sonesta for limited service hotels.

Relationship with AIC.   The Company, ABP Trust, TA and four other companies to which RMR LLC provides management services currently own AIC, an Indiana insurance company, in equal amounts and are parties to a shareholders agreement regarding AIC.

All the Company's Trustees (other than John Murray) and all the independent trustees and independent directors of the other AIC shareholders currently serve on the board of directors of AIC. RMR LLC provides management and administrative services to AIC pursuant to a management and administrative services agreement with AIC. Pursuant to this agreement, AIC pays RMR LLC a service fee equal to 3.0% of the total annual net earned premiums payable under then active policies issued or underwritten by AIC or by a vendor or an agent of AIC on its behalf or in furtherance of AIC's business.

The Company and the other AIC shareholders participate in a combined property insurance program arranged and insured or reinsured in part by AIC. The Company paid aggregate annual premiums, including taxes and fees, of approximately $5.7 million in connection with this insurance program for the policy year ending June 30, 2019, which amount may be adjusted from time to time as the Company acquires or disposes of properties that are included in this insurance program.

Directors' and Officers' Liability Insurance.   The Company, RMR Inc. and certain other companies to which RMR LLC or its subsidiaries provide management services, including TA, participate in a combined directors' and officers' liability insurance policy. The current combined policy expires in September 2020. The Company paid an aggregate premium of approximately $0.2 million for this policy in 2018.

The foregoing descriptions of the Company's agreements with RMR Inc., RMR LLC, TA, Sonesta, AIC and other related persons are summaries and are qualified in their entirety by the terms of the

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agreements. A further description of the terms of certain of those agreements is included in the Form 10-K. In addition, copies of certain of the agreements evidencing these relationships are filed with the SEC and may be obtained from the SEC's website, www.sec.gov. The Company may engage in additional transactions with related persons, including businesses to which RMR LLC or its subsidiaries provide management services.

52    HOSPITALITY PROPERTIES TRUST     2019 Proxy Statement

OTHER INFORMATION

At this time, the Company knows of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment thereof, the persons named in the accompanying proxy card intend to vote the shares for which they have been appointed or authorized as proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.

Jennifer B. Clark
Secretary

Newton, Massachusetts
April 15, 2019

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THANK YOU

Thank you for being a shareholder of Hospitality Properties Trust.

AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern time, on June 12, 2019. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to submit your voting instructions. HOSPITALITY PROPERTIES TRUST C/O BROADRIDGE FINANCIAL SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 AUTHORIZE YOUR PROXY BY TELEPHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern time, on June 12, 2019. Have your proxy card in hand when you call and then follow the instructions. If the meeting is postponed or adjourned, the above times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Hospitality Properties Trust, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Hospitality Properties Trust in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by email or over the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E72465-P18691 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. HOSPITALITY PROPERTIES TRUST For Against Abstain 1. Election of Trustees. ! ! ! ! ! ! Nominee (for Independent Trustee in Class III): Donna D. Fraiche Nominee (for Managing Trustee in Class III): Adam D. Portnoy For Against Abstain ! ! ! ! ! ! ! ! ! 2. Advisory vote to approve executive compensation. 3. Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2019 fiscal year. 4. Approval of an amendment to the Company's Declaration of Trust so that in a contested election the Company's Trustees are elected by a plurality of the votes cast by the Company's shareholders. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR BOTH NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. For address changes, please check this box and write them on the back where indicated. ! (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person, indicating title.) Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date The Board of Trustees Recommends a Vote FOR both Nominees for Trustee in Proposal 1 and FOR Proposals 2, 3 and 4.

HOSPITALITY PROPERTIES TRUST ANNUAL MEETING OF SHAREHOLDERS June 13, 2019, 9:30 a.m., Eastern time Two Newton Place, 255 Washington Street, Suite 100 Newton, Massachusetts 02458 Upon arrival, please present photo identification at the registration desk. Please see the Proxy Statement for additional attendance instructions. The 2019 Annual Meeting of Shareholders of Hospitality Properties Trust will address the following items of business: 1. Election of the Trustees named in the Proxy Statement to the Company's Board of Trustees; 2. Advisory vote to approve executive compensation; 3. Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2019 fiscal year; 4. Approval of an amendment to the Company's Declaration of Trust so that in a contested election the Company's Trustees are elected by a plurality of the votes cast by the Company's shareholders; and 5. Transaction of such other business as may properly come before the meeting and at any postponements or adjournments of the meeting. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR BOTH NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4. E72466-P18691 HOSPITALITY PROPERTIES TRUST Two Newton Place, 255 Washington Street, Suite 300 Newton, MA 02458 Proxy Important Notice Regarding the Availability of Proxy Materials: The proxy materials for the 2019 Annual Meeting of Shareholders of Hospitality Properties Trust (the "Company"), including the Company's annual report and proxy statement, are available on the Internet. To view the proxy materials or vote online or by telephone, please follow the instructions on the reverse side hereof. This proxy is solicited on behalf of the Board of Trustees of Hospitality Properties Trust. The undersigned shareholder of the Company hereby appoints Jennifer B. Clark, John G. Murray and Adam D. Portnoy, or any of them, as proxies for the undersigned with full power of substitution in each of them, to attend the 2019 Annual Meeting of Shareholders of the Company to be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458, on June 13, 2019, at 9:30 a.m., Eastern time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the annual report and the proxy statement, which includes the Notice of 2019 Annual Meeting of Shareholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR BOTH NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for instructions on how to authorize a proxy. (If you noted any Address Changes/Comments above, please mark the corresponding box on the reverse side.) Address Changes/Comments: